                                                                   Exhibit 10.53

                             CO-PROMOTION AGREEMENT

                                 BY AND BETWEEN

              SMITHKLINE BEECHAM CORPORATION D/B/A GLAXOSMITHKLINE

                                       AND

                                 ALLERGAN, INC.

                                       AND

                               ALLERGAN SALES LLC

                               SEPTEMBER 30, 2005

                             CO-PROMOTION AGREEMENT

     This Co-Promotion Agreement (the "Co-Promotion Agreement" or this "Agreement"), dated September 30, 2005 (the "Effective Date"), is made by and between SmithKline Beecham Corporation d/b/a GlaxoSmithKline, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania and having a place of business at One Franklin Plaza, Philadelphia, PA 19101 ("GSK"), Allergan, Inc., a corporation organized and existing under the laws of the State of Delaware and having a principal place of business at 2525 Dupont Drive, Irvine, Ca 92612-1599 ("Allergan, Inc.") and Allergan Sales LLC, a limited liability company organized and existing under the laws of the state of Delaware and having a principal place of business at 2525 Dupont Drive, Irvine, Ca 92612-1599 ("Allergan LLC"), ("Allergan LLC" and, together with Allergan, Inc., "Allergan").

                                    RECITALS

     WHEREAS, GSK owns or controls all rights to the Product (as defined below) in the Territory (as defined below);

     WHEREAS, GSK and Allergan each have an internal sales and marketing organization to promote certain products to physicians and other health care professionals; and

     WHEREAS, GSK desires to engage Allergan to co-promote and detail the Product to selected physicians and other health care professionals within the Territory upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     As used in this Agreement, the following capitalized terms have the following meanings:

     1.1 "ADDITIONAL NEURO PRODUCT" means the Imitrex(R) (sumatriptan succinate) STATdose System(R), which has been approved by the FDA for the treatment of migraine and cluster headaches, and which is sold by GSK or its Affiliates in the Territory, or such other branded, non-generic prescription pharmaceutical products as determined by GSK in its sole discretion which are sold by GSK or its Affiliates under the Imitrex(R) trademark in the Territory.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.2 "ADDITIONAL NEURO PRODUCT BASELINE" means the ***, which is calculated using the methodology set forth in EXHIBIT A of this Agreement ***.

     1.3 "ADDITIONAL NEURO PRODUCT FAILURE" will have the meaning set forth in
SECTION 7.1.3(B) (ADDITIONAL NEURO PRODUCT FAILURE).

     1.4 "ADDITIONAL NEURO PRODUCT NET SALES" means Net Sales of Additional Neuro Product achieved from prescriptions from the Neurologist Segment and those primary care physicians who comprise the Additional Neuro Product Target Audience and calculated using the Allocation Factors listed in EXHIBIT A to this Agreement.

     1.5 "ADDITIONAL NEURO PRODUCT TARGET AUDIENCE" means as to the Additional Neuro Product (i) certain of those physicians in the Neurologist Segment and
(ii) primary care physicians, both of whom meet the profile of target physicians established by the JCC and set forth in the Marketing Plan, which Target Audience may be modified *** by the JCC. As of sixty (60) days after the Effective Date, the Parties will agree on fewer than *** primary care physicians to comprise the Target Audience, in addition to certain of those physicians in the Neurologist Segment.

     1.6 "AFFILIATE" of a Person means any individual, sole proprietorship, firm, partnership, corporation, trust, joint venture or other entity, whether de jure or de facto, which, directly or indirectly, controls, is controlled by or is under common control with such Person. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the policies and management of a person or entity, whether by the ownership of stock, by contract or otherwise.

     1.7 "AGREEMENT" will have the meaning set forth in the Preamble.

     1.8 "ALLERGAN" will have the meaning set forth in the Preamble.

     1.9 "ALLERGAN MINIMUM DETAILS COMMITMENT" has the meaning set forth in
SECTION 3.2.5(A) (ALLERGAN PRODUCT MINIMUM DETAIL COMMITMENTS).

     1.10 "ALLERGAN PSR" means a member of Allergan's sales force.

     1.11 "ALLIANCE MANAGER" as to either of GSK or Allergan, as the case may be, means a full time employee of either GSK or Allergan, as the case may be, having primary oversight responsibility for the implementation of that Party's obligations under this Agreement.

     1.12 "ANTI-KICKBACK STATUTE" means the Medicare and Medicaid Anti-Kickback Statute set forth at 42 U.S.C. Section 1320a-7b(b).

     1.13 "APPLICABLE COMMERCIAL PRACTICES POLICIES" means the portions as identified by GSK of the Commercial Practices Policies of GSK applicable to the marketing, sale, promotion and detailing of pharmaceutical products, as amended or supplemented from time to time, a copy

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of which will be delivered to Allergan by GSK prior to or simultaneously with the execution of this Agreement.

     1.14 "APPLICABLE LAW" means all applicable provisions of any and all federal, national, state, provincial, and local statutes, laws, rules, regulations, administrative codes, ordinances, decrees, orders, decisions, injunctions, awards, judgments, permits and licenses of or from any governmental authorities relating to or governing the use or regulation of the subject item or action, including, without limitation, the Anti-Kickback Statute, the FD&C Act, and HIPAA.

     1.15 "CALENDAR QUARTER" means each of the three (3) month periods ending March 31, June 30, September 30 and December 31; provided, however, that the first Calendar Quarter of the Term will extend from the Effective Date to the end of the first complete Calendar Quarter thereafter.

     1.16 "COMMERCIALLY REASONABLE EFFORTS" means efforts and resources normally used by a Party in the Territory relating to a prescription pharmaceutical product owned by it or to which it has rights, which is of similar market potential and at a similar stage in its development or product life, taking into account issues of safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products and other relevant factors including, without limitation, technical, legal, scientific and/or medical factors.

     1.17 "COMMITMENT YEAR" means, for the first Commitment Year, the period beginning on the Effective Date and ending on December 31, 2006, and for each Commitment Year thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31; provided, however, that the last Commitment Year may be for a term of less than twelve
(12) months until the end of the Commitment Term.

     1.18 "COMMITMENT TERM" will have the meaning set forth in SECTION 3.2.5(C) (COMMITMENT TERM).

     1.19 "CONFIDENTIAL INFORMATION" will have the meaning set forth in SECTION
9.2 ("CONFIDENTIAL INFORMATION").

     1.20 "CO-PROMOTION AGREEMENT" will have the meaning set forth in the Preamble.

     1.21 "CO-PROMOTION COMMENCEMENT DATE" means the date on which Allergan commences the Promotion and Detailing of Product in the Territory in accordance with the Marketing Plan and the terms and conditions of this Agreement, which Co-Promotion Commencement Date will not be more than *** after the Effective Date.

     1.22 "DETAIL" means a face-to-face meeting, in an individual or group practice setting, between one (1) or more physicians in the Primary Product Target Audience or Additional Neuro Product Target Audience, as the case may be, and one GSK PSR or Allergan PSR, as the case

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

may be, during which a complete Product presentation is communicated (a) describing in a fair and balanced manner, the FDA-approved indicated uses, and other relevant characteristics, of the Product, and (b) using the Product Promotional Materials in an effort to increase the prescribing preferences of the Product for its FDA-approved indicated uses. When used as a verb, "Detail" means to engage in a Detail.

     1.23 "DIRECT DETAILING EXPENSES" means the following costs and expenses associated with a Party's PSRs, District Managers and Sales Management Team: all costs and expenses of salary, benefits and employment taxes (including but not limited to base salary and incentive compensation); all costs and expenses of recruiting and hiring; all costs and expenses of automobiles, equipment and supplies; and all travel costs and expenses. Direct Detailing Expenses do not include the costs and expenses associated with marketing, Promotion, sales and Product Promotional Materials, and Samples.

     1.24 "DISTRICT MANAGER" means a full time employee of either GSK or Allergan, as the case may be, who is responsible for supervising the respective Party's PSRs.

     1.25 "EFFECTIVE DATE" will have the meaning set forth in the Preamble.

     1.26 "FDA" means the United States Food and Drug Administration and any successor agency thereto.

     1.27 "FD&C ACT" means the Food, Drug, and Cosmetic Act as amended, and the regulations promulgated thereunder from time to time.

     1.28 "GSK" will have the meaning set forth in the Preamble.

     1.29 "HIPAA" means the Healthcare Insurance Portability & Accountability Act of 1996 as amended, and the regulations promulgated thereunder from time to time.

     1.30 "JCC" has the meaning set forth in SECTION 2.1 (JOINT
COMMERCIALIZATION COMMITTEE).

     1.31 "GSK PROMOTIONAL REVIEW COMMITTEE" has the meaning set forth in
SECTION 3.3.1 (PRODUCT PROMOTIONAL MATERIALS).

     1.32 "GSK PSR" means a member of GSK's sales force.

     1.33 "MARKET" means, when used as a verb, to market, sell, distribute, Promote or advertise a product.

     1.34 "MARKETING PLAN(S)" means one (1) or more plans detailing the activities to be performed by each Party in the Territory during the Commitment Term, as more fully detailed in ARTICLE 2 (GOVERNANCE AND MARKETING PLAN) of this Agreement.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.35 "NET SALES" means, with respect to a given period of time, gross sales of Primary Product and/or Additional Neuro Product by GSK, its Affiliates, and sublicensees in the Territory in such period, as the case may be, less the following deductions from such gross amounts which are actually incurred, allowed, paid, accrued or specifically allocated:

          (A) credits or allowances actually granted for damaged Product, returns or rejections of Product, price adjustments and billing errors;

          (B) governmental and other rebates (or equivalents thereof) granted to managed health care organizations, health management organizations, pharmacy benefit managers (or equivalents thereof), federal, state/provincial, local and other governments, their agencies and purchasers and reimbursers or to trade customers;

          (C) normal and customary trade, cash and quantity discounts, allowances and credits actually allowed or paid;

          (D) commissions allowed or paid to Third Party distributors, brokers or agents other than sales personnel, sales representatives and sales agents employed by GSK;

          (E) transportation costs, including insurance, for outbound freight related to delivery of the Product to the extent included in the gross amount invoiced;

          (F) sales taxes, value added taxes (VAT), and other taxes directly linked to the sales of Product to the extent included in the gross amount invoiced;

          (G) the actual amount of any write offs for bad debt directly relating to sales of Product in such period; and

          (H) any other items actually deducted from gross sales amounts as reported by GSK in its financial statements in accordance with the International Financial Reporting Standards ("IFRS"), applied on a consistent basis.

Sales between or among GSK and its Affiliates or sublicensees will be excluded from the computation of Net Sales, but the subsequent final sales to Third Parties by such Affiliates or sublicensees will be included in the computation of Net Sales.

GSK shall apply the Allocation Factors listed in EXHIBIT A to this Agreement to arrive at Net Sales to the Neurologist Segment and to identified Primary Care Physicians.

     1.36 "NEUROLOGIST SEGMENT" means physicians who are neurologists or have specialty training in neurology in the Territory.

     1.37 "PARTY" means either of GSK or Allergan and "Parties" means both of them.

     1.38 "PDMA" means the Prescription Drug Marketing Act of 1987 as amended, and the regulations promulgated thereunder from time to time.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.39 "PRIMARY PRODUCT PERFORMANCE PAYMENT" has the meaning set forth in
SECTION 7.1.1(B) (PRIMARY PRODUCT PERFORMANCE PAYMENT).

     1.40 "PERSON" means an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     1.41 "PERSONNEL" has the meaning set forth in SECTION 3.2.12(A) (STATUS OF ALLERGAN AND ITS PERSONNEL).

     1.42 "PHRMA CODE" means the PhRMA Code on Interactions with Health Care Professionals, as amended from time to time.

     1.43 "PRIMARY DETAIL" means a Detail in which the Product information that is communicated by a GSK PSR or Allergan PSR, as the case may be, to a physician(s) in the Primary Product Target Audience or Additional Neuro Product Target Audience, as the case may be, is the first product information communicated by such GSK PSR or Allergan PSR.

     1.44 "PRIMARY PRODUCT" means Amerge(R) or any prescription branded non-generic prescription pharmaceutical product containing naratriptan hydrochloride as the sole therapeutically active ingredient, in any dosage form for human prescription use and for all indications, which is sold by GSK or its Affiliates in the Territory.

     1.45 "PRIMARY PRODUCT BASELINE" means the ***, which is calculated using the methodology set forth in EXHIBIT A of this Agreement ***.

     1.46 "PRIMARY PRODUCT FAILURE" will have the meaning set forth in SECTION 7.1.3(A)(I).

     1.47 "PRIMARY PRODUCT NET SALES" means Net Sales of Primary Product achieved from prescriptions from the Neurologist Segment and those primary care physicians who comprise the Primary Product Target Audience and calculated using the Allocation Factors listed in EXHIBIT A to this Agreement.

     1.48 "PRIMARY PRODUCT TARGET AUDIENCE" means as to the Primary Product (i) certain of those physicians in the Neurologist Segment and (ii) primary care physicians, both of whom meet the profile of target physicians established by the JCC and set forth in the Marketing Plan, which Primary Product Target Audience may be modified *** by the JCC. As of sixty (60) days after the Effective Date, the Parties will agree on fewer than *** primary care physicians to comprise the Primary Product Target Audience, in addition to certain of those physicians in the Neurologist Segment.

     1.49 "PRODUCT" when used alone means either or both the Primary Product and the Additional Neuro Product.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.50 "PRODUCT PROMOTIONAL GUIDELINES" has the meaning set forth in SECTION
2.5.2 (PLAN CONTENTS AS TO THE PRIMARY PRODUCT).

     1.51 "PRODUCT PROMOTIONAL MATERIALS" has the meaning set forth in SECTION
3.3.1 (PRODUCT PROMOTIONAL MATERIALS).

     1.52 "PROMOTION" means those activities, including, without limitation, detailing and distributing samples of a product, normally undertaken by a pharmaceutical company's sales force to implement marketing plans and strategies aimed at encouraging the purchase and appropriate use of a particular prescription pharmaceutical product. When used as a verb, "Promote" means to engage in such activities.

     1.53 "PROMOTIONAL EXPENSES" means all costs and expenses of Allergan allocated to the Primary Product, less all of Allergan Direct Detailing Expenses.

     1.54 "PSR" means Professional Sales Representative, either a Allergan PSR or a GSK PSR, and "PSRs" means both Allergan PSRs and GSK PSRs.

     1.55 "RESIDUAL TERM" has the meaning set forth in SECTION 12.1.3 (RESIDUAL
TERM).

     1.56 "RESIDUAL TERM ROYALTY" has the meaning set forth in SECTION 7.1.2 (RESIDUAL TERM PAYMENTS).

     1.57 "SALES CALL" means an interaction between a PSR and a physician or other health care provider in which the Product is the subject of a Detail.

     1.58 "SALES CALL PLAN" means a plan established from time to time by the JCC and set forth in the Marketing Plan that sets forth, at a minimum, the profile of Primary Product Target Audience and Additional Neuro Product Target Audience, and the Detailing reach (i.e., number of physicians) and frequency (i.e., number of Details per physician and the relevant timing of such Details) objectives for the PSRs in a manner that reflects the promotional effort for the Primary Product or Additional Neuro Product, as the case may be, as outlined in the Marketing Plan and this Agreement. The Sales Call Plan may be modified from time to time by the JCC.

     1.59 "SALES MANAGEMENT TEAM" means one (1) or more regional directors or Vice Presidents of GSK or Allergan, as the case may be, each of whom will be (a) full time employees of GSK or Allergan, as the case may be, and (b) primarily responsible for supervising a group of the District Managers within a geographic region of the Territory.

     1.60 "SALES TERRITORY" means one of the geographic regions within the Territory, as established from time to time by the JCC and set forth in the Marketing Plan, in which one or more PSRs will be assigned by GSK and/or Allergan, as the case may be, to Promote the Primary Product. The Sales Territories may be modified from time to time by the JCC.

     1.61 "SAMPLES" means individual physician sample units of the Product, the amounts of which are for the Primary Product and Additional Neuro Product.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     1.62 "SAMPLE RECEIPT FORMS" means those multi-part paper or electronic forms used for the purpose of recording Detail and Sample request and receipt activity performed by PSRs during Sales Calls. These forms are also used as Sample receipts on which to obtain a physician's signature in acknowledgment of the physician's receipt of a Sample. The Sample Receipt Forms will be in a form agreed to by the JCC.

     1.63 "SECONDARY DETAIL" means a Detail in which Product information is communicated by a GSK PSR or Allergan PSR, as the case may be, to a physician(s) in the Primary Product Target Audience or the Additional Neuro Product Target Audience, as the case may be, and is the second product information communicated by such GSK PSR or Allergan PSR.

     1.64 "TECHNICAL AGREEMENT" has the meaning set forth in SECTION 5.4 (GENERAL; ADVERSE DRUG EXPERIENCES AND PRODUCT COMPLAINTS; PRODUCT AUDITS).

     1.65 "TERM" has the meaning set forth in SECTION 12.1 (TERM).

     1.66 "TERRITORY" means the fifty (50) states of the United States of America and the District of Columbia.

     1.67 "THIRD PARTY" means any Person other than a Party or any Party's respective Affiliates.

     1.68 "TRADEMARK" has the meaning set forth in SECTION 3.4.2 (TRADEMARKS).

     1.69 "TRAINING PROGRAM" has the meaning set forth in SECTION 3.3.3(A) (SALES TRAINING).

     1.70 "WORKING GROUP" has the meaning set forth in SECTION 2.2 (WORKING GROUPS).

                                    ARTICLE 2

                         GOVERNANCE AND MARKETING PLANS

     2.1 JOINT COMMERCIALIZATION COMMITTEE (JCC).

          2.1.1 STRUCTURE. The Parties will establish a Joint Commercialization Committee (the "JCC") during the Commitment Term, which will be comprised of at least three (3) members from each Party, each with appropriate decision-making authority. In addition, the JCC may from time to time include additional non-voting, ad-hoc representatives from either Party on specific issues as the need arises. The chairperson of the JCC will be one of the members of the JCC and chairmanship of the JCC will rotate every six (6) months between a GSK JCC member and an Allergan JCC member, commencing with a GSK JCC member. The chairperson of the JCC will distribute a draft agenda prior to, and meeting minutes reasonably promptly following, each meeting of the JCC. The JCC will meet periodically as agreed by the Parties, but in no event less than once during each Calendar Quarter during the Commitment

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Term, in person not more than twice per year (with locations to alternate between the Parties), or by video teleconference or teleconference as mutually agreed, to discuss matters within its purview. Each Party will bear all expenses it incurs in regard to participating in any JCC meetings, including all travel and living expenses as provided in SECTION 6.2.2 (ALLERGAN DETAIL RELATED COSTS AND EXPENSES) and SECTION 6.3.2 (GSK DETAIL RELATED COSTS AND EXPENSES). At least one (1) representative from each Party must be present at any meeting of the JCC to represent a quorum for voting purposes. The members of the JCC will seek to make all determinations to be made by them unanimously following full discussion thereof (with each Party having one (1) vote). If the JCC is unable to reach a unanimous decision on any matter for which it has responsibility as set forth in this Agreement within ten (10) days after such matter is first presented to the JCC, then GSK will make the final decision on any such matters or disputes relating to the content of the Marketing Plans, Product strategy, marketing, distribution and trade channels for Product, and all other Promotion and marketing related topics relating to Product, which decision of GSK will be binding upon both Parties; provided, however, that Allergan will have final say on any disputes relating to Allergan PSRs Promotion strategy, deployment, incentive compensation, tactics, or other Promotion execution or sales execution related topics that are specifically related to Allergan's PSRs, provided that Allergan will use good faith efforts to resolve any such disputes in a manner consistent with the Marketing Plan and Applicable Law.

          2.1.2 DUTIES. The JCC will have the overall responsibility to manage and coordinate all Promotion activities relating to the Product in the Territory during the Commitment Term, to approve the Marketing Plans submitted by the Parties for each Commitment Year as provided in SECTION 2.5 (MARKETING PLAN) below, and to settle any disputes between the Parties relating to the preparation of any such Marketing Plans prior to their submission to the JCC for review and approval. In addition, the JCC will coordinate the activities of the Parties to implement and execute each such Marketing Plan, which activities will include, without limitation with respect to the Primary Product, developing advertising, marketing and promotional strategies for the Primary Product in the Territory, developing and establishing all Product Promotional Guidelines, Sales Call Plans, Sales Territories and Target Physician lists. The JCC will also be responsible for overseeing all Working Groups (if any) of the JCC. For the avoidance of doubt, unless provided otherwise by this Agreement, the JCC has no authority to (i) modify any material term or condition of this Agreement or (ii) create or provide for any financial obligation of either Party.

     2.2 WORKING GROUPS. From time to time during the Commitment Term, the JCC may establish and delegate duties to other committees, sub-committees, or directed teams (each, a "WORKING GROUP") on an "as needed" basis to oversee particular projects or activities. Each such Working Group will be constituted and will operate as the JCC determines; provided that each Working Group will have equal representation from each Party except as otherwise mutually agreed by the Parties. Working Groups may be established on an ad hoc basis as the JCC will determine. Each Working Group and its activities will be subject to the oversight, review and approval of, and will report to the JCC. In no event will the authority of the Working Group exceed that specified for the JCC under this
ARTICLE 2 (GOVERNANCE AND MARKETING PLANS).

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     2.3 MANAGED CARE. Subject to SECTION 3.2.6 (MANAGED CARE AND
REIMBURSEMENT), the Parties agree, that periodically with respect to managed care formularies for the Primary Product, they will discuss in good faith potential establishment and active initiation of a managed care penetration strategy for the Primary Product.

     2.4 ALLIANCE MANAGERS. Each Party will appoint and notify the other Party of its respective Alliance Manager, including any changes in such designation from time to time during the Commitment Term. Further, the Parties acknowledge and agree that each Party may designate their respective Alliance Manager to be a member of the JCC.

     2.5 MARKETING PLAN.

          2.5.1 MARKETING PLAN. The principal mechanism by which the Parties will coordinate their respective Promotion activities for Product under this Agreement will be through the Marketing Plans, each (with the exception of the initial Marketing Plan as described below) to be prepared jointly by GSK and Allergan, and each (including the initial Marketing Plan as described below) to be reviewed and approved by the JCC and periodically updated as set forth herein. No later than thirty (30) days after the Effective Date, GSK will submit the initial Marketing Plan, which was prepared by GSK prior to the Effective Date, to the JCC for review and approval. The initial Marketing Plan will cover the first (1st) Commitment Year. GSK and Allergan will be jointly responsible for preparing drafts of all Marketing Plans subsequent to the initial Marketing Plan, which will be presented to the JCC for review and approval on an annual basis, and each such Marketing Plan will cover a full Commitment Year, commencing with the second Commitment Year which will commence January 2007. Each draft annual Marketing Plan will be ready for presentation to the JCC not later than sixty (60) days prior to the end of each Commitment Year, and will be approved by the JCC not later than the end of each Commitment Year. If the Parties can not agree on the content of any such Marketing Plan, then such matter will be resolved by the JCC as provided in SECTION 2.1.1 (STRUCTURE) prior to the commencement of the relevant Commitment Year.

          2.5.2 PLAN CONTENTS AS TO THE PRIMARY PRODUCT. Each Marketing Plan will, at a minimum, include: a review of the triptan marketplace in the Territory and more specific detail of the long acting triptans and the positioning of the Primary Product in the Territory against Third Party long acting triptan competition, provided, however, that GSK will not be obligated to provide to Allergan, or include in the Marketing Plan, any strategic information on GSK neurological products other than the Products; Marketing and Promotion objectives/strategies for the Primary Product in the Territory for the relevant Commitment Year; clinical and publication support plans and plans (if any) for Phase IIIb/IV studies and investigator-sponsored studies; delineation of Sales Force efforts for the Primary Product in the Territory for the relevant Commitment Year, including a profile of the Primary Product Target Audience, a Sales Call Plan, and a Samples plan; general delineation of Sales Territories; budgets for Marketing and Promotion of the Primary Product in the Territory for the relevant Commitment Year; a non-binding multi-Commitment Year projection of plans and budgets for the Marketing and Promotion of, and forecasts for, the Primary Product in the Territory; desired call frequency and reach; revenue and expense forecasts for the Primary Product in the Territory for the relevant

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Commitment Year; and the overall level of anticipated resource commitments on the part of each Party under this Agreement relating to the Primary Product in the Territory for the relevant Commitment Year. The Marketing Plan will also contain promotional guidelines for the Primary Product (the "PRODUCT PROMOTIONAL GUIDELINES"), which will be updated from time to time as necessary or desirable by the JCC as provided in SECTION 3.2.1 (MARKETING AND PROMOTION PLANNING, STRATEGY AND CONTENT). Such Marketing Plan will be in a form generally consistent with the outline attached hereto as EXHIBIT B.

          2.5.3 MARKETING PLAN CONTENTS AS TO ADDITIONAL NEURO PRODUCT. Each Marketing Plan will also include such contents, as determined by the Parties and agreed to by the JCC, which pertain to the Detailing and Promotion of the Additional Neuro Product by the Parties in the Territory, which contents will include a review of the triptan marketplace in neurology for both short-acting and long-acting triptans, a Sales Call Plan, a budget for the Detailing and Promotion of the Additional Neuro Product, sampling requirements promotional guidelines for the Additional Neuro Product, the allocation of Details between Primary Details and Secondary Details for the Additional Neuro Product, and the Additional Neuro Product Target Audience. Allergan will have no marketing and Promotion spend commitments for the Additional Neuro Product. The Marketing Plan will also include an explanation of GSK's co-positioning of the Products relative to GSK PSR detailing efforts within the triptan marketplace.

          2.5.4 MARKETING AND PROMOTION COSTS. GSK and Allergan will be responsible for Marketing and Promotion costs and expenses incurred in accordance with the Primary Product Marketing Plan in accordance with SECTION
6.1 (JOINT MARKETING AND PROMOTION COSTS AND EXPENSES), which costs will be part of the budget in the Marketing Plan and approved by the JCC as provided in
SECTION 2.1.1 (STRUCTURE).

                                   ARTICLE 3

                PROMOTIONAL MATERIAL DELIVERABLES AND OBLIGATIONS

     3.1 PRIMARY PRODUCT CO-EXCLUSIVE CO-PROMOTION ARRANGEMENT; ADDITIONAL NEURO PRODUCT NON-EXCLUSIVE CO-PROMOTION ARRANGEMENT; RESTRICTIVE COVENANT.

          (A) GSK hereby engages Allergan, on a co-exclusive basis (with GSK), and Allergan agrees, to Promote and Detail the Primary Product to the Primary Product Target Audience in the Territory, commencing on the Co-Promotion Commencement Date continuing thereafter during the Commitment Term, in accordance with the Marketing Plan as directed by the JCC and the terms and conditions of this Agreement. Notwithstanding the previous sentence, (i) GSK may enter into co-promotion arrangements with respect to the Primary Product at any time during the Term with (a) its Affiliates; provided that it will notify Allergan in writing of any such Affiliate arrangement, and (b) Third Parties with respect to physicians other than those included in the Primary Product Target Audience; and (ii) GSK will at all times during the Term have a right to Market, Detail and Promote the Product (a) outside of the Primary Product Target Audience wherever and to whomever it chooses or (b) within the Primary Product Target Audience as determined in writing by the JCC. For purposes of clarification, any such

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

promotional efforts by GSK will not affect or alter GSK's Fixed Payment, Primary Product Performance Payment or Additional Neuro Product Performance Payment obligations under SECTION 7.1.1 (COMMITMENT TERM PAYMENTS).

          (B) GSK hereby engages Allergan, on a non-exclusive basis, and Allergan agrees, to Promote and Detail the Additional Neuro Product to the Additional Neuro Product Target Audience in the Territory, commencing on the Co-Promotion Commencement Date and continuing thereafter during the Commitment Term, in accordance with the Marketing Plan as directed by the JCC and the terms and conditions of this Agreement. For clarity, the Parties acknowledge and agree that, (i) GSK may enter into co-promotion arrangements with respect to the Additional Neuro Product with (a) its Affiliates, and (b) Third Parties; and
(ii) GSK will at all times during the Term have a right to promote the Additional Neuro Product wherever and to whomever it chooses.

          (C) Allergan will have no right to sublicense any of its rights under this Agreement, including, without limitation, its rights under SECTIONS 3.1(A) and (B) above, to any Affiliate or Third Party without the prior written consent of GSK. Notwithstanding anything in this Agreement to the contrary, either Party may contract or agree with one or more of its Affiliates to have such Affiliate perform any of such Party's obligations herein. In no event, will such use of an Affiliate be deemed to relieve a Party of its liabilities or obligations to the other Party under this Agreement. Each Party expressly acknowledges and agrees that it will remain fully and unconditionally obligated and responsible for the full and complete performance of all of its obligations under the terms and conditions of this Agreement whether or not such performance is carried out by such Party or any of its Affiliates.

          (D) During the Term, Allergan will not, and will cause its Affiliates not to, directly or indirectly detail, promote, market and/or sell any prescription pharmaceutical product in the Territory in which at least one active component of such product may be included in the Triptan class of drugs (selective 5-HT1 (serotonin) receptor agonists) (a "Competing Product"), or acquire directly or indirectly any rights or interest in or to a Competing Product which is being detailed, promoted, marketed and/or sold in the Territory.

     3.2 CO-PROMOTION OBLIGATIONS

          3.2.1 MARKETING AND PROMOTION PLANNING, STRATEGY AND CONTENT. During the Commitment Term, the JCC will have exclusive responsibility with respect to Promotion planning and strategy applicable to the Parties for the Product in the Territory during the Commitment Term and the content of Product Promotional Guidelines. The JCC will have final authority for the Product's Promotion strategies and plans as to the Parties, identification of Primary Product Target Audience and the Additional Neuro Product Target Audience, Sales Call Plans, and the strategies and plans with respect to the Product Promotional Materials; provided, however, that prior to first use, the form and content of any and all Product Promotional Materials will be subject to the approval of GSK as provided in SECTION 3.3.1 (PRODUCT PROMOTIONAL MATERIALS) below.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          3.2.2 CO-PROMOTION. As of the Effective Date and thereafter during the Commitment Term, Allergan will, at its sole expense and pursuant to SECTION
6.2.1 (ALLERGAN CO-PROMOTION COSTS AND EXPENSES) use Commercially Reasonable Efforts to Promote the Product in the Territory in accordance with Promotion strategies determined by the JCC under SECTION 3.2.1 (MARKETING AND PROMOTION PLANNING; STRATEGY AND CONTENT) and set forth in the then-current JCC-approved Marketing Plan, and the terms and conditions of this Agreement. During the Commitment Term, neither Party will engage in any activities with respect to the Product in the Territory that are outside of or inconsistent with the then-current JCC-approved Marketing Plan for the Product, except with prior express written approval of the JCC.

          3.2.3 PROFESSIONAL SALES REPRESENTATIVES (PSRS).

               (A) GENERALLY. In connection therewith, as of the Effective Date and thereafter during the Commitment Term, Allergan will maintain, in the Territory, a well-trained sales force consisting of full-time PSRs to Promote and Detail the Products using Product Promotional Materials generated and approved as provided in SECTION 3.3.1 (PRODUCT PROMOTIONAL MATERIALS) below prior to first use. Allergan will supervise its PSRs, District Managers and Sales Management Team and be responsible for its remuneration, incentives and, subject to SECTION 3.2.4 (SALES MANAGEMENT) below, and general sales training. The Allergan PSRs, District Managers and Sales Management Team will remain exclusively under the authority of Allergan.

               (B) MINIMUM PSR'S. Allergan will Promote and Detail the Product in the Territory during the Commitment Term with such minimum number Allergan PSRs actively Promoting and Detailing, or in a position to Promote and Detail, Product as provided herein: (i) at least *** PSRs as of, and for *** after, the Co-Promotion Commencement Date, and (ii) at least *** PSRs at all times during the Commitment Term after *** the Co-Promotion Commencement Date.

          3.2.4 SALES MANAGEMENT. Each Party will be responsible for supervising its PSRs. In connection therewith, as of the Effective Date and thereafter during the Commitment Term, Allergan will provide a sufficient number of full time employees to serve as District Managers. Allergan may, but will not be obligated to, designate one (1) or more full time employees to serve as regional directors having the responsibility for supervising a group of Allergan's District Managers in a particular geographic region of the Territory. Allergan will provide GSK with contact information for Allergan's District Managers and regional directors (if any) and will update that information periodically or as requested by GSK from time to time during the Commitment Term. For the avoidance of doubt, each Party's regional directors and District Managers may communicate directly with their counterparts of the other Party to support each Party's obligations under this Agreement.

          3.2.5 DETAILS. After the Effective Date and thereafter during the Commitment Term (defined below), Allergan will Detail and Promote the Product in the Territory in accordance with the applicable JCC-approved Marketing Plan under SECTION 2.5.1 (MARKETING PLAN) and JCC-approved strategies and tactics under SECTION 3.2.1 (MARKETING AND PROMOTION

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PLANNING; STRATEGY AND CONTENT), including by satisfying the specific commitments set forth in this SECTION 3.2.5.

               (A) ALLERGAN PRODUCT MINIMUM DETAIL COMMITMENTS. After the Co-Promotion Commencement Date and thereafter during the Commitment Term, Allergan, at its own expense pursuant to SECTION 6.2.2(A) (ALLERGAN DETAIL RELATED COSTS AND EXPENSES), will be required to deliver the Details indicated in the table below to this Agreement for the Product per Commitment Year to the Primary Product Target Audience and the Additional Neuro Product Target Audience, which Detail amounts will be prorated for any partial calendar year comprising a Commitment Year ("ALLERGAN MINIMUM DETAILS COMMITMENT"). The Allergan Minimum Details Commitment for the Primary Product will be comprised of *** Primary Details in *** the Commitment Term and *** Primary Details in *** the Commitment Term, with all remaining Details being at least Secondary Details. Subject to the immediately preceding sentence, the JCC will determine in good-faith the Primary/Secondary Detail Commitment split for the Primary Product for Allergan for *** of the Commitment Term.

                                                 ADDITIONAL
                  TOTAL MINIMUM # OF   PRIMARY      NEURO
COMMITMENT YEAR         DETAILS        PRODUCT     PRODUCT
---------------   ------------------   -------   ----------
      ***                 ***            ***         ***

The Parties may, not later than ninety (90) days prior to the commencement of any Commitment Year, agree in writing to change the distribution of Allergan Minimum Details Commitment amounts between the Primary Product and Additional Neuro Product from that as set forth in the table above. In the event that the Parties cannot agree as to any such change in the distribution of Allergan Minimum Details Commitment amounts between the Primary Product and Additional Neuro Product for a Commitment Year within such ninety (90) day period, the Allergan Minimum Details Commitment amounts set forth in the table above for the Primary Product and Additional Neuro Product will remain in place during such Commitment Year.

               (B) SALES DEPLOYMENT COSTS. Each Party will be responsible for its own costs and expenses for sales deployment and internal distribution of Product Promotional Materials pursuant to and as further set forth in SECTION 6.2.2(B) (ALLERGAN DETAIL RELATED COSTS AND EXPENSES as to Allergan and SECTION 6.3.2(A) (GSK DETAIL RELATED COSTS AND EXPENSES) as to GSK.

               (C) COMMITMENT TERM. The Allergan Minimum Details Commitment will commence as of the Co-Promotion Commencement Date and will terminate automatically on the fifth (5th) year anniversary of the Co-Promotion Commencement Date (the "COMMITMENT TERM"). The Commitment Term may be extended under SECTION 12.1.2 (EXTENSION OF COMMITMENT TERM) in twelve (12) month increments by the mutual written agreement of the Parties, on prior written request to the JCC by either Allergan or GSK, provided, however, that Allergan will have first met the Allergan Minimum Details Commitment

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in each year of the Commitment Term as set forth in SECTION 3.2.5(A) (ALLERGAN PRODUCT MINIMUM DETAIL COMMITMENTS) above before the JCC can consider any such request.

               (D) NO AGENCY. In no event will any PSR or any member of the Sales Management Team for one Party at any time identify, either expressly or through implication, themselves as a an employee or agent of the other Party.

          3.2.6 MANAGED CARE AND REIMBURSEMENT. During the Term, the managed care strategy for Product in the Territory including, without limitation, contracting with, and pricing for, managed care customers, will be defined and approved exclusively by GSK. All costs and expenses arising from managed care, Medicare/Medicaid execution, personnel, and other related costs associated with Product in the Territory will be the sole responsibility and obligation of GSK as set forth in SECTION 6.3.4(B) (OTHER GSK COSTS AND EXPENSES).

          3.2.7 DATA COLLECTION AND REPORTING SYSTEMS. As soon as practicable, but in any event prior to the Co-Promotion Commencement Date, Allergan, at no expense to GSK, will establish and, during the Term and the three (3)-year period following the expiration or earlier termination of this Agreement, maintain true and accurate data collection and reporting systems for both Details performed and Samples distributed by Allergan's PSRs, District Managers or any member of Allergan's Sales Management Team during the Commitment Term.

          3.2.8 SALES FORCE INCENTIVE PLAN. As soon as practicable, but in any event prior to the Co-Promotion Commencement Date, Allergan will establish and, throughout the Commitment Term, maintain, a sales force incentive plan for its PSRs, District Managers and Sales Management Team responsible for the Promotion of the Product in the Territory, which in each case will be consistent with the incentive plan and promotional strategy determined by the JCC and set forth in the Marketing Plan.

          3.2.9 QUARTERLY REPORTS. Starting as of the Co-Promotion Commencement Date for Allergan, at the end of each Calendar Quarter during the Commitment Term, Allergan will provide to the JCC a quarterly written report providing information on the numbers of Details and Samples distributed by its PSRs, District Managers and Sales Management Team. Starting as of the Co-Promotion Commencement Date for GSK, at the end of each Calendar Quarter during the Term, GSK will provide to the JCC information on Net Sales as provided in SECTION
7.2.1 (PAYMENT OF COMPENSATION PAYMENTS), as well as updates on managed care contracting with respect to the Primary Product, GSK advertising, overall brand strategy and tactics in the Territory relating to the Primary Product that is directly relevant to the Primary Product Target Audience, and Primary Product improvements and enhancements, if any. Promptly after the Effective Date, the Parties will agree on mutually acceptable quarterly written report/statement formats; provided that each Party may reasonably request in writing report modifications and/or additional Product-related information from time to time to satisfy accounting, regulatory or legal requirements, including, but not limited to, the Sarbanes-Oxley Act of 2002, as amended and all United States Securities an Exchange Commission (SEC) rules and regulations relating thereto. Each Party will provide their respective quarterly

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

reports/statements as referenced above within sixty (60) days after the end of such applicable Calendar Quarter.

          3.2.10 EMPLOYMENT QUALIFICATIONS. At all times during the Commitment Term, *** of all Allergan PSRs will have prior experience and training in pharmaceutical or other medical product sales and *** of Allergan's District Managers will have sales management experience in the pharmaceutical industry. Each member of Allergan's Sales Management Team will have sales management experience in the pharmaceutical industry. Each Allergan PSR, District Manager and Sales Management Team member will possess a Bachelor of Science or Bachelor of Arts degree from an accredited four (4) year college or university, will be professional in manner and appearance, and will be recruited and hired in accordance with all applicable Federal and state laws. At the time each Allergan PSR is hired, and at all times subsequent thereto, each such Allergan PSR will have any and all licenses, permits, and insurance or other coverage as may be required to enable the Allergan PSR to Promote and Detail the Product as contemplated under this Agreement. Allergan will hire only competent PSRs, District Managers and Sales Management Team members. Before hiring any individual in connection with this Agreement, Allergan will ensure that such individuals have (i) at least two satisfactory references, provided such individuals have given written Allergan permission to obtain such references,
(ii) passed a criminal background check conducted by Allergan, (iii) not been debarred, nor be currently under investigation by the FDA for debarment action or pursuant to the Generic Drug Enforcement Act, (iv) passed a drug screening test administered by Allergan, and (v) successfully passed a driving record screening conducted by Allergan. In addition, before hiring any individuals in connection with this Agreement that have former experience as a GSK (or any of its predecessor companies such as SmithKline Beecham or Glaxo Wellcome Inc.) employee or contractor, Allergan will notify GSK of such individuals so that GSK may confirm employment history.

          3.2.11 INELIGIBLE PERSONS. During the Commitment Term, Allergan will use Commercially Reasonable Efforts to not hire or employ an Ineligible Person as either an employee or contractor to Allergan to Promote Product as contemplated under this Agreement. For the purposes of this SECTION 3.2.11 (INELIGIBLE PERSONS), the term "INELIGIBLE PERSON" means a Person who is currently excluded, debarred, suspended or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or nonprocurement programs, or has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. 1320a-7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible. To prevent the hiring or engaging of Ineligible Persons, Allergan will screen all prospective employees and contractors prior to engaging their services by (i) requiring such persons to disclose to Allergan whether there are Ineligible Persons; and (ii) appropriately querying the General Administrative Services Administration's List of Parties Excluded from Federal Programs (currently available through the Internet at http://oig.hhs.gov) (these lists of excluded persons hereinafter referred to as the "Exclusion Lists"), and will review its list of employees and contractors against the Exclusion Lists prior to January 1st of each Commitment Year. Prior to the execution of this Agreement, and by January 1st of each Commitment Year, Allergan will provide GSK with a written certification that Allergan has performed its obligations relating to Ineligible Persons under this
SECTION 3.2.11 (INELIGIBLE PERSONS) in a format acceptable to GSK. In addition,

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Allergan represents and warrants to GSK that Allergan has policies and procedures in effect that require, and that it will otherwise require, all employees and contractors to immediately disclose to Allergan any debarment, exclusion, suspension or other event that may make such employee or contractor an Ineligible Person. Upon learning or acquiring knowledge of any facts and circumstances which may lead to an employee or contractor of Allergan providing services under this Agreement becoming an Ineligible Person, Allergan will immediately disclose such facts to GSK. If Allergan has actual notice that one of its employees or contractors providing services under this Agreement has become or is likely to become an Ineligible Person, Allergan will remove such Person from any responsibility associated with this Agreement and the Product Promoted hereunder. If Allergan has actual notice that one of its employees or contractors is charged with a criminal offense related to any Federal health care program, or is proposed for exclusion, Allergan will take all appropriate action to ensure that the responsibilities of such Person has not and will not in the future adversely affect this Agreement and the Product Promoted hereunder. Allergan will promptly provide to GSK all data requested by GSK for purposes of complying with disclosure, reporting or compliance obligations under Federal and state laws relating to reporting obligations for Ineligible Persons.

          3.2.12 STATUS OF ALLERGAN AND ITS PERSONNEL.

               (A) GSK is engaging Allergan hereunder, and Allergan will perform its obligations hereunder, strictly as an "independent contractor." PSRs, Sales Management Team and any other employee or agent that is involved in performing Allergan's obligations under this Agreement (collectively, "PERSONNEL") will not be, and will not be considered or deemed to be, employees of GSK for any purpose. GSK will not have any responsibility for the hiring, termination, compensation, benefits or other conditions of employment or engagement of the Personnel of Allergan.

               (B) Personnel of Allergan are not eligible to participate in any benefits programs offered by GSK to its employees, or in any pension plans, profit sharing plans, insurance plans or any other employee benefits plans offered from time to time by GSK to its employees. Allergan acknowledges and agrees that GSK does not, and will not, maintain or procure any workers' compensation or unemployment compensation insurance for or on behalf of Allergan's Personnel. Allergan acknowledges and agrees that it will be solely responsible for paying all salaries, wages, benefits and other compensation which its Personnel may be entitled to receive in connection with the performance of the services hereunder and that Allergan will be liable for all taxes, excises, assessments and other charges levied by any governmental agency on, or because of, the services to be provided by Allergan under the terms of this Agreement.

          3.2.13 COMPLIANCE WITH LAWS AND REGULATIONS. In connection with the Promotion and Detailing of the Product in the Territory and all other activities under this Agreement, each Party will comply and will cause each of its respective Personnel, including, without limitation, each PSR, to comply with all applicable Federal and state laws and regulations in the Territory, including but not limited to all Federal and State Medicare and Medicaid anti-kickback statutes and regulations, PDMA and regulations thereunder, FD&C Act and regulations thereunder, and HIPAA and regulations thereunder.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     3.3 RESPONSIBILITIES OF THE PARTIES.

          3.3.1 PRODUCT PROMOTIONAL MATERIALS. All advertising, promotional, educational and communication materials used by either Party in the Marketing and/or Promotion of the Product in the Territory pursuant to this Agreement, in any format, including, without limitation, audio, visual, digital or computer formats (collectively, the "PRODUCT PROMOTIONAL MATERIALS"), will be generated by or on behalf of the JCC and subject to the review and approval by an internal working committee at GSK responsible for reviewing and approving such Product Promotional Materials (the "GSK PROMOTIONAL REVIEW COMMITTEE") prior to being used by Allergan in the Territory. The JCC will submit any proposed Product Promotional Materials to the GSK Promotional Review Committee at least thirty
(30) days prior to the next meeting of the GSK Promotional Review Committee for review and approval, which submitted materials will be reviewed at such next GSK Promotion Review Committee meeting. Notwithstanding the foregoing, the Parties will immediately cease using any previously approved Product Promotional Materials in connection with the Promotion of Product in the Territory upon the request of GSK, which request may be made at any time during the Commitment Term but must be reasonably explained to the JCC.

               GSK, at its sole expense pursuant to SECTION 6.3.2(B) (GSK DETAIL RELATED COSTS AND EXPENSES), will be responsible for the production of all Product Promotional Materials for the Product. All Product Promotional Materials will comply with the Product Promotional Guidelines set forth in the then-current Marketing Plan, and neither Allergan nor GSK will distribute or permit any use of any materials within the above definition of Product Promotional Materials that are not approved by the JCC and GSK Promotional Review Committee as provided herein. Each Party will be responsible, at its own expense, for distributing Product Promotional Materials to their respective PSRs, District Managers and Sales Management Team, and for ensuring use only of Product Promotional Materials approved as provided hereunder. Product Promotional Materials will be used only for the purposes of this Agreement and all unused quantities of such Product Promotional Materials or any Product Promotional Materials which can no longer be used in the Promotion of Product per the request of GSK as provided above, will in each case be properly returned to GSK or destroyed by Allergan, as determined by GSK in its sole discretion, upon expiration or earlier termination of this Agreement.

          3.3.2 CME AND GRANTS. GSK will have sole responsibility, in its sole discretion, for conducting or arranging for the conducting of any continuing medical education (CME) and/or grant programs relating in any way to Product during the Term. GSK will advise Allergan through the JCC of any CME and/or grant programs relating to Product during the Commitment Term. Notwithstanding the foregoing, GSK will in no way have any obligation to conduct or arrange for the conducting of any CME and/or grant programs relating in any way to Product during the Term. For the avoidance of doubt, Allergan will not conduct or arrange for the conducting of any CME and/or grant programs relating in any way to Product during the Term.

          3.3.3 SALES TRAINING.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (A) GSK will be responsible for planning and conducting all training for the Allergan PSRs, District Managers and Allergan's Sales Management Team relating to the Product and the Promotion thereof approved by the JCC (the "TRAINING PROGRAM"). Such Training Program will be comparable to and no more burdensome to Allergan PSRs than training that GSK provides to its own PSRs. As soon as practicable, but in any event prior to the Co-Promotion Commencement Date one hundred twenty (120) days of the Effective Date, Allergan will organize and conduct the first Training Program (referred to herein as the "initial Training Program") at a time, date and location mutually agreed to by the Parties, using GSK trainers to educate the Allergan PSRs, District Managers and Allergan's Sales Management Team on the Product and the Promotion thereof, the Applicable Commercial Practices Policies and such other sales training as GSK or Allergan reasonably deems necessary and appropriate. GSK will provide the training materials and will provide Allergan with an up-to-date programmed learning system for the Product to be sent to each of Allergan's PSRs, District Managers and Sales Management Team members for the "Homestudy Program" prior to the commencement of the Training Program. Upon completion of the Training Program, Allergan PSR, District Manager and Sales Management Team member will, at GSK's sole discretion, be required to sign a certificate(s) acknowledging their participation in the Training Program, and certifying and acknowledging their understanding of the foregoing policies and statutes and the specified acts prohibited thereunder.

               (B) Allergan will cause all of the Allergan PSRs, District Managers and each member of Allergan's Sales Management Team to attend and successfully complete a GSK Training Program prior to Promoting the Product as contemplated in this Agreement, and to successfully complete GSK's programmed learning system for the Product prior to the commencement of the Training Program. After the initial Training Program, GSK will periodically conduct additional Training Programs for newly hired Allergan PSRs, Allergan District Managers and Allergan Sales Management Team members during the Commitment Term. GSK will be responsible for all costs and expenses associated with the Training Program pursuant to and as further set forth in SECTION 6.3.2(D) (GSK DETAIL RELATED COSTS AND EXPENSES), and Allergan will be responsible for all costs and expenses associated with the training activities pursuant to and as further set forth in SECTION 6.2.2(D) (ALLERGAN DETAIL RELATED COSTS AND EXPENSES).

               (C) In order for any Allergan's PSRs, District Managers or Sales Management Team members to Promote the Product in the Territory as contemplated herein, such PSRs, District Managers and Sales Management Team members must demonstrate thorough knowledge of the Product and the laws, rules, guidelines and policies applicable to the Promotion of the Product by passing GSK's product certifications. Such product certifications will be administered to each PSR, District Manager and Sales Management Team member during the Training Program and the scores of such certifications will be verified to the satisfaction of GSK. GSK reserves, and will at all times have, the right to review any and all product certifications taken by Allergan's PSRs, District Managers and Sales Management Team members. Any Allergan PSR, District Manager or Sales Management Team member failing to pass GSK's Homestudy Program product certifications with at least an eighty percent (80%) score (or the same standards as GSK's internal requirements for newly hired GSK PSRs, District

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Managers and Sales Management Team members) on each such certification may be removed from Detailing the Product by Allergan.

          3.3.4 PROMOTIONAL CLAIMS. Allergan and GSK each agree to limit the claims of efficacy and safety for the Product made by the Parties' respective PSRs and Sales Management Teams to those that are consistent with FDA-approved labeling for the Product in the Territory. Neither Party will add, delete or modify claims of efficacy or safety in its Promotion of the Product nor make any changes in Product Promotional Materials approved by the GSK Promotional Review Committee pursuant to SECTION 3.3.1 (PRODUCT PROMOTIONAL MATERIALS) above. Each Party's Detailing and Promotion of the Product will be in strict adherence to all regulatory, professional and legal requirements including, without limitation, FDA regulations and guidelines concerning the advertising of prescription drug products, the American Medical Association's Guidelines on Gifts to Physicians, the PhRMA Code, the Anti-Kickback Statute, the Applicable Commercial Practices Policies and the Product Promotion Guidelines in the then-current JCC-approved Marketing Plan for the Product, and any approved updates thereto.

          3.3.5 COMMUNICATIONS WITH SALES REPRESENTATIVES. Each Party will have full responsibility for the dissemination of information regarding the Product to its Sales Management Team, District Managers and PSRs based on the Training Program, Product Promotional Guidelines and the Product Promotional Materials approved by GSK pursuant to SECTION 3.3.1 (PRODUCT PROMOTIONAL MATERIALS) above. All written communications from Allergan to Allergan's Sales Management Team and the Allergan PSRs concerning the Promotion of the Product to Primary Product Target Audience and the Additional Neuro Product Target Audience, other than communications described in the next sentence, will be subject to prior written approval by the JCC or the GSK Promotional Review Committee, as the case may be. Prior approval will not be required for communications that do not contain any drug information other than Product name, and other routine business reports that do not contain any substantive drug information about the Product.

          3.3.6 PRICING. GSK will have exclusive responsibility and authority with respect to the pricing of the Product. If GSK desires to modify pricing for the Primary Product, GSK will inform Allergan prior to implementation and discuss any implications of such modification to this Agreement.

          3.3.7 MANUFACTURING; DISTRIBUTION; AND SALE OF PRODUCT. GSK will be solely responsible for all activities relating to manufacture, supply and distribution of the Product (including Samples) in the Territory, including, without limitation, order processing, inventory warehousing, delivery to customers, invoicing and collection of receivables. Costs and expenses for the foregoing activities will be borne exclusively by GSK pursuant to SECTION 6.3.3(B) (GSK MANUFACTURING, DISTRIBUTION, SALE AND SAMPLE COSTS AND EXPENSES). GSK will have the sole right and responsibility to arrange for all distribution of the Product in the Territory, and to effect and account for all sales and to establish and modify the terms and conditions with respect to the sale of the Product, including any terms and conditions relating to or affecting the price at which the Product will be sold, any discount attributable to payments on receivables, distribution of the Product, credit to be granted or refused and the like. GSK will process, administer and pay

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

pursuant to SECTION 6.3.3(B) (GSK MANUFACTURING, DISTRIBUTION, SALE AND SAMPLE COSTS AND EXPENSES) any and all rebates, chargebacks and discounts.

               During the Term, GSK will use its Commercially Reasonable Efforts to manufacture, supply and distribute sufficient Product (including Samples with adequate shelf life as specified in SECTION 4.1 (PROVISION OF SAMPLES)) to satisfy the Allergan Minimum Detail Commitments and support the then-current JCC-approved Marketing Plan and JCC-approved strategies under SECTION 3.2.1 (MARKETING AND PROMOTION PLANNING; STRATEGY AND CONTENT) above. GSK agrees to discuss with Allergan through the JCC any reasonable concerns of Allergan relating to manufacture, supply or distribution capacity and/or quality of Product in the Territory as provided under this Agreement.

          3.3.8 PROCESS CHANGES BY GSK. GSK will provide written notice to Allergan of any material changes contemplated or proposed by GSK to any material manufacturing processes that will impact the safety, strength, purity, integrity, or quality (SSPIQ) of the Product.

          3.3.9 ON-GOING DEVELOPMENT AND LINE EXTENSIONS. GSK will use its Commercially Reasonable Efforts to continue existing (as of the Effective Date) and planned pre-clinical and clinical development and line extensions of the Primary Product, including, integrating and applying GSK's RT technology, which may enhance the dispersion and dissolution of the Primary Product even in the presence of gastric stasis. Any and all costs and expenses associated with such activities will be the sole and exclusive responsibility of GSK pursuant to
SECTION 6.3.4(D) (OTHER GSK COSTS AND EXPENSES). GSK will keep Allergan reasonably informed of such efforts and will communicate such efforts to Allergan regularly.

     3.4 OWNERSHIP OF PRODUCT.

          3.4.1 OWNERSHIP OF PRODUCT. GSK retains, and will during the Term retain, all proprietary and property interests in and to the Product until the point of sale. GSK's National Drug Code (NDC) number will at all times remain on the Product. Allergan will not have nor represent that it has any control over, or proprietary or property interests in, the Product. Nothing contained in this Agreement will be deemed to grant to Allergan or its Affiliates any license, right, title or interest in or to any patent, trademark, copyright, trade secret or other similar property of GSK, including without limitation, any Product Promotional Materials and training materials used in the Training Program.

          3.4.2 TRADEMARKS. The Product will be Promoted by Allergan in accordance with the terms and conditions of this Agreement under the trademark "AMERGE(R)" or "IMITREX(R)", as the case may be, (the "TRADEMARK"). Allergan will use Trademark, other trademarks, trade names, and copyrighted materials of GSK only as authorized by GSK and will take all reasonable precautions to ensure the protection of GSK's rights in such materials. It is understood by Allergan that GSK is not by this Agreement granting any right or license to Allergan or to any other Person to use any trademarks, trade names, designs, logos, slogans, taglines, or trade dress of GSK or its Affiliates or to utilize any information, know-how, data or

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

patent rights GSK or its Affiliates may have or may secure in the future regarding the manufacture, use, and sale of the Product or any components thereof except such limited licenses to use the Trademark, subject to any other applicable provisions of this Agreement, as are necessary to fulfill the obligations of Allergan hereunder with respect to Detailing and Promoting the Product in the Territory pursuant to the terms and conditions contained in this Agreement. Notwithstanding the foregoing, Allergan will not at any time use the Trademark, other trademarks, trade names and copyrights of GSK in a manner inconsistent with their established policy for use of such intellectual property unless otherwise authored by GSK. All use of the Trademark by Allergan at all times inures to the benefit of GSK, as licensee of the Trademark, and Glaxo Group Limited, GSK's Affiliate and owner of the Trademark. GSK consents to the use of Allergan's logo on all Product Promotional Materials ,but not on Product packaging. GSK's logo will be used on all Product Promotional Materials and all Product packaging.

     3.5 PATENTS. This Agreement does not grant to Allergan any license, right, title or interest in or to any patent applications or patents of GSK, except to the extent necessary to allow Allergan to Promote the Product in accordance with the terms and conditions of this Agreement.

     3.6 NO DISTRIBUTION BY ALLERGAN. The Parties recognize that Allergan may from time to time receive orders for the Product directly from Third Parties. In such event, Allergan will promptly advise the customer that Allergan is not authorized to accept orders for the Product and it will use its Commercially Reasonable Efforts to provide the customer with adequate information to complete the customer's order directly with GSK.

                                    ARTICLE 4

                                     SAMPLES

     4.1 PROVISION OF SAMPLES. GSK will use Commercially Reasonable Efforts to provide Samples to Allergan in such quantities and pursuant to such timings as set forth in the then current Marketing Plan, which quantities and timings will be determined by the JCC and will be provided at GSK's cost and expense, for use by Allergan in Promoting the Product to Primary Product Target Audience and the Additional Neuro Product Target Audience in accordance with the Marketing Plan as directed by the JCC and the terms and conditions of this Agreement. Notwithstanding the foregoing, during each Commitment Year, GSK will provide Allergan with such quantity of Samples of Primary Product that is equal to ***. The JCC may, at any time during the Term, agree to increase the number of sample packs of Primary Product provided to Allergan for each Detail comprising the Allergan Minimum Detail Commitment amount for such Commitment Year.

Allergan will cause, and will maintain written procedures to ensure that all of its PSR's, District Managers and Sales Management Team members comply with all Applicable Laws relating to the distribution of, and accountability for, Samples. All Samples provided by GSK under this Agreement will at the time of delivery by GSK to Allergan hereunder, have *** of remaining shelf life based on Product labeling and the relevant date of manufacture.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     4.2 SHIPPING OF SAMPLES. GSK will deliver Samples to Allergan FCA shipping point (Incoterms 2000) at a single location designated by Allergan, which location will be designated by Allergan on a quarterly basis, for distribution by Allergan to a Third Party or the Allergan PSRs and Allergan's District Managers. The storage by Allergan, the Allergan PSRs and Allergan's District Managers of such Samples will be at Allergan's expense and Allergan will be responsible for storing such Samples or causing such Samples to be stored under label conditions and with adequate security to maintain the integrity and usability of such Samples. All Samples that are in the possession of Allergan, the Allergan PSRs or Allergan's District Managers and that are undistributed by their expiration date will be returned by Allergan, at its expense, to GSK's preferred destruction vendor, and destruction of such outdated Samples will be at Allergan's expense; provided, however, that if GSK delivers Samples that do not meet the shelf life requirements under SECTION 4.1 (PROVISION OF SAMPLES), all return and destruction will be at GSK's expense.

     4.3 COMPLIANCE WITH PDMA.

          4.3.1 Allergan will be an "Authorized Distributor of Record" for the Product for purposes of the requirements of the PDMA and will comply with the PDMA, FDA regulations and applicable State law requirements regarding the Marketing, sale and distribution of the Product, including, without limitation, applicable wholesale drug distribution licensing guidelines and requirements. GSK will have the right to audit the records and inspect the facilities of any warehouse or distribution agent identified by Allergan under SECTION 4.2 (SHIPPING OF SAMPLES) for the storage and distribution of Samples, on advance written notice to Allergan and during regular business hours. Upon request by GSK, Allergan will provide GSK with copies of such agent's State registration certificate as a licensed distribution center and State board of pharmacy inspection report. Allergan understands that no Samples will be shipped until such agent is verified by GSK to be in PDMA compliance.

          4.3.2 Each Party will take all steps necessary to ensure that each Party's PSRs, District Managers and Sales Management Team members comply with the requirements of the PDMA, all regulations promulgated thereunder and each State's companion PDMA statutes and regulations that relate to the distribution of Samples of a prescription drug product. This compliance includes, but is not limited to, obtaining written requests, obtaining the licensed healthcare professional's signature for all Samples delivered, ensuring validity of the practitioner's State license, storage of all Samples at label conditions and sending all documentation to the Party in a timely manner for retention.

          4.3.3 Each Party will take all steps necessary to ensure that each Party's PSR and District Manager, and each member of its Sales Management Team complies with all applicable Federal and state rules and policies concerning all aspects of the storage, handling and distribution of Samples. This compliance includes, but is not limited to, distribution to all PSRs, District Managers and all members of Sales Management Teams an appropriate "Sample Accountability System," adherence to the provisions contained therein, and attendance by each Party's PSRs, District Managers, and Sales Management Team at training classes on procedures for storage, handling and distribution of Samples.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          4.3.4 Sample Receipt Forms, final reconciliation reports, signature audit data and findings, and for-cause investigation reports and associated data with respect to Samples distributed in the Territory or otherwise for distribution to customers in the Territory for free, where the purpose of the free supply is to maximize sales and market share during the Term, will be generated from compliance reports, accountability cards and the like produced by Allergan, and will be maintained by Allergan for a period of not less than three
(3) years. All such information of Allergan will be considered GSK property. Allergan will fully cooperate with GSK in the production and delivery of any such documentation as may be requested or required by FDA and/or other governmental agencies. Allergan will compile Sample reports on the Sample Receipt Forms that are completed and returned by each Allergan PSR, and will share such reports with GSK. Further, GSK will, at all times, have the right to inspect and copy such documentation upon reasonable notice to Allergan. In the event that GSK receives a request for any of such documentation from any Federal or state authority, Allergan will provide copies to GSK of said requested documentation within fifteen (15) days of written or verbal notice from GSK. In the event that Allergan receives a request for any of such documentation from any Federal or state authority to the extent that it relates to the Product or this Agreement, Allergan will immediately notify GSK of such request. At GSK's option, on a case by case basis, GSK may participate in the process to respond to such authority. Copies of any and all reports, notices and the like with respect to the Samples which Allergan is required to file by any Federal or state authority will be submitted to GSK prior to the delivery of said documents to the relevant authorities. GSK may, at its option, offer comments to such reports and notice, and Allergan will include such comments in the filings. The rights and obligations of the Parties under this SECTION 4.3.4 will survive the expiration or termination of this Agreement.

          4.3.5 GSK agrees that Allergan may develop its own, or with a Third Party, Sample systems, policies, procedures and documentation (including Sample Receipt Forms), subject to GSK's prior review and approval for use with the Product.

          4.3.6 Allergan will notify GSK promptly upon learning that any Samples shipped by GSK to Allergan have been lost or have not been received as scheduled. All reports regarding Sample accountability filed with the FDA will be prepared and submitted to the FDA by GSK, regardless of whether such theft or significant loss occurred with respect to GSK's or Allergan's PSRs, District Managers or Sales Management Teams. For the purposes of filing such reports with the FDA, Allergan agrees to fully cooperate and provide all relevant information to GSK so that GSK, in turn, may comply with its reporting requirements to the FDA.

          4.3.7 Allergan will notify GSK promptly upon learning that any of the subject Samples had not been properly handled or had been handled in a manner prohibited by law. Allergan will take all steps necessary to aid and support GSK in a full investigation of any suspected mishandling of Samples.

          4.3.8 If Allergan or any of its PSRs fails to comply or causes GSK to fail to comply with applicable Federal or state legal requirements and as a direct result a penalty(ies) is assessed against GSK or any of its Affiliates or employees, then, subject to ARTICLE 11

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(INDEMNIFICATION AND INSURANCE), Allergan will hold harmless and indemnify GSK, its Affiliates or its employees from any such civil or criminal penalty or other damages or losses related thereto, including reasonable attorneys' fees, costs and expenses as provided in SECTION 11.1 (INDEMNIFICATION BY ALLERGAN).

     4.4 ADDITIONAL REQUIREMENTS. Allergan will maintain and provide to GSK, upon request, an updated written list of full names and addresses of each Allergan PSR and each member of Allergan's Sales Management Team as well as the address of each site where Samples are stored. GSK will keep this information confidential and will use this information solely to satisfy applicable legal or regulatory requirements under this Agreement and for no other purpose.

     4.5 RETURN OF SAMPLES. Within forty-five (45) days following the termination or expiration of the Commitment Term, Allergan will cause and ensure that all of its PSRs and District Managers send all Samples back to Allergan or Allergan's distribution agent. During such time period, GSK will provide Sample disposition instructions to Allergan. Upon receipt of such instructions, Allergan will, at its expense, comply with such Sample disposition instructions within forty-five (45) days. Allergan will prepare and provide a detailed Sample reconciliation report within sixty (60) days following termination or expiration of the Commitment Term. GSK must receive and approve the Sample reconciliation report prior to being obligated to pay, and Allergan being entitled to receive, any of the Residual Term Royalty.

                                    ARTICLE 5

                              REGULATORY COMPLIANCE

     5.1 MARKETING AUTHORIZATION AND REGULATORY MATTERS. GSK will have the sole right and responsibility between the Parties to take, and will use Commercially Reasonable Efforts to maintain the authorization to Market the Product as a pharmaceutical product in the United States. GSK will own or hold legal responsibility and maintain the new drug application with respect to the Product and will retain responsibility for all regulatory filings for the Product as required under the FD&C Act and Applicable Law.

     5.2 RECALLS. GSK will promptly notify Allergan if GSK determines, in its sole discretion, to authorize a Product recall in the Territory. The Parties will allocate responsibilities between them for any such recall, such as, for example, distributing notices of the recall and collecting samples. At GSK's request and expense, Allergan will reasonably assist GSK in handling any recalls of the Product. GSK will manage effecting any such recall of Product in the Territory. Allergan will make available to GSK, upon request and at GSK's expense, all pertinent records of Allergan that GSK may reasonably request to assist GSK in effecting any such recall of Product in the Territory.

          5.2.1 MANUFACTURING RECALLS. In the event of any manufacturing-related recall of Product (including Samples, will) hereunder, the provisions of SECTION 7.1.3(A) (PRIMARY PRODUCT FAILURE) and SECTION 7.1.3(B) (ADDITIONAL NEURO PRODUCT FAILURE) will apply.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     5.3 RETURNS. Any Product returned to Allergan will be shipped as directed by GSK to GSK's nearest facility, with any reasonable, documented direct cost to be paid by GSK.

     5.4 GENERAL; ADVERSE DRUG EXPERIENCES AND PRODUCT COMPLAINTS; PRODUCT AUDITS. GSK will be solely responsible for processing all adverse event reports and Product complaints as required under Applicable Law. Both Parties will collaborate in developing procedures for providing GSK information related to adverse events and Product complaints, with such agreed upon procedures to be evidenced by a separate agreement attached not later than sixty (60) days after the Effective Date as an addendum to this Agreement (the "TECHNICAL AGREEMENT") (attached as EXHIBIT C). The Technical Agreement will also contain procedures for providing Allergan information related to adverse events and Product complaints.

     5.5 PRODUCT INQUIRIES. If Allergan, or any Allergan PSR, receives any inquiries about the Product, Allergan's responsibilities will be as follows:

          5.5.1 For questions that Allergan PSRs are unable to answer concerning Product identification, Product availability or general inquiries, Allergan will contact GSK Customer Service at ***, (or such other Person, at the address and phone number as GSK may designate from time to time by written notice to Allergan).

          5.5.2 For medical inquiries, including those related to information outside of labeling or which Allergan PSRs are unable to answer, such medical inquiries will go to GSK's Medical Information Department.

     5.6 COMMUNICATIONS WITH FDA. All communications with the FDA concerning the Product will be the sole responsibility of GSK and will be initiated solely by GSK. GSK will keep Allergan informed of any material interactions with FDA with respect to the Product. Allergan, at its own expense, will provide reasonable assistance to GSK to the extent deemed necessary by GSK.

     5.7 ADDITIONAL RESPONSIBILITIES OF THE PARTIES.

          5.7.1 The Parties will keep each other advised of significant market, economic, regulatory and other developments that may affect the Promotion of the Product in the Territory by the Parties pursuant to this Agreement.

          5.7.2 Each Party will report promptly to the other Party all other significant information concerning any complaint of any kind regarding the Product, its labeling, quality or packaging, including, without limitation, any adverse drug experience not reported under the Technical Agreement.

                                    ARTICLE 6

                               COSTS AND EXPENSES.

     6.1 JOINT MARKETING AND PROMOTION COSTS AND EXPENSES.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          6.1.1 During each Commitment Year, excluding GSK's cost and expense obligations in SECTION 6.3. below, Allergan will be responsible for all budgeted Promotion costs and expenses set forth in the Marketing Plan for such Commitment Year for the Primary Product only, which expenses are ***, pro rated as necessary, which costs and expenses will be paid for directly by Allergan. During each Commitment Year, GSK may be responsible for a share of all budgeted Promotion costs and expenses set forth in the Marketing Plan for such Commitment Year for the Primary Product only, which are ***, if any.

          6.1.2 During each Commitment Year, GSK will be responsible for production and provision of all Product Promotional Materials and Sample costs as set forth below in SECTION 6.3 (GSK COSTS AND EXPENSES) and for all Promotion and Marketing costs and expenses for the Additional Neuro Product as set forth in the Marketing Plan for such Commitment Year.

     6.2 ALLERGAN COSTS AND EXPENSES. Allergan will be responsible for the following costs and expenses which are incurred by Allergan in each Commitment
Year:

          6.2.1 ALLERGAN CO-PROMOTION COSTS AND EXPENSES. All other costs and expenses incurred by Allergan in its Promotion of the Product in the Territory pursuant to SECTION 3.2.2 (CO-PROMOTION) that are not included in Allergan's obligations pursuant to SECTION 6.1 (JOINT MARKETING AND PROMOTION COSTS AND EXPENSES).

          6.2.2 ALLERGAN DETAIL RELATED COSTS AND EXPENSES.

               (A) All costs and expenses associated with the delivery of Details with respect to the Allergan Minimum Details Commitment pursuant to
SECTION 3.2.6 (DETAILS).

               (B) All costs and expenses related to Allergan's own sales deployment and internal distribution of Product Promotional Materials under this Agreement, including its Direct Detailing Expenses, but excluding costs for Samples.

               (C) All costs and expenses related to Allergan's distribution of the Product Promotional Materials to its PSRs and Sales Management Team and Allergan's efforts to ensure use only of Product Promotional Materials approved as provided under this Agreement pursuant to SECTION 3.3.1 (PRODUCT PROMOTIONAL MATERIALS).

               (D) All costs and expenses incurred in connection with Allergan's participation at any JCC meetings as set forth in SECTION 2.1.1 (STRUCTURE).

               (E) All costs and expenses incurred in connection with an Allergan employee's attendance at any Training Program pursuant to SECTION 3.3.3 (SALES TRAINING), including without limitation air and rail travel, hotel accommodations and meals.

          6.2.3 OTHER ALLERGAN COSTS AND EXPENSES.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (A) All costs and expenses related to Allergan's obligations to compile and generate all reports, including, without limitation, under SECTION
3.2.7 (DATA COLLECTION AND REPORTING SYSTEMS) and SECTION 3.2.9 (QUARTERLY REPORTS).

               (B) All payments of net wages, incentive compensation and fringe benefits, if any, to Allergan's Personnel as well as costs and expenses associated with liability and Workers' Compensation insurance coverage applicable to such Personnel.

               (C) All costs and expenses of Allergan incurred in complying with
SECTION 3.2.10 (EMPLOYMENT QUALIFICATIONS) and SECTION 3.2.11 (INELIGIBLE Persons).

               (D) All costs and expenses of Allergan as set forth in SECTION
4.2 (SHIPPING OF SAMPLES).

               (E) Subject to GSK's obligation to co-fund such costs in SECTION 6.3.2(H) below, all costs and expenses incurred by Allergan in connection with obtaining national and territory/physician level Primary Product Target Audience, Additional Neuro Product Target Audience and Neurologist Segment total and new prescription data, which data is in addition to what is purchased by GSK in the ordinary course of business prior to the Effective Date.

     6.3 GSK COSTS AND EXPENSES. GSK will be responsible for the following costs and expenses which are incurred by GSK in each Commitment Year:

          6.3.1 GSK CO-PROMOTION COSTS AND EXPENSES. All other costs and expenses incurred by GSK in its Promotion of the Product in the Territory pursuant to SECTION 3.2.2 (CO-PROMOTION) that are not included in GSK's obligations pursuant to SECTION 6.1 (JOINT MARKETING AND PROMOTION COSTS AND EXPENSES).

          6.3.2 GSK DETAIL RELATED COSTS AND EXPENSES.

               (A) All costs and expenses related to GSK's own sales deployment and internal distribution of Product Promotional Materials under this Agreement, including its Direct Detailing Expenses.

               (B) All costs and expenses related to GSK's production and provision of the Product Promotional Materials to either GSK or Allergan PSRs for the Product as set forth in SECTION 3.3.1 (PRODUCT PROMOTIONAL MATERIALS).

               (C) All costs and expenses related to GSK's distribution of the Product Promotional Materials to its PSRs and Sales Management Team provided under this Agreement pursuant to SECTION 3.3.1 (PRODUCT PROMOTIONAL MATERIALS).

               (D) All costs and expenses incurred in connection with the training of any GSK employee or agent regarding the Promotion of Product in the Territory.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (E) All costs and expenses related to GSK's conducting of the Training Program pursuant to SECTION 3.3.3 (SALES TRAINING), including the cost of producing and distributing training materials to Allergan, and the costs of its designated training personnel.

               (F) All costs and expenses incurred in connection with compiling and generating all GSK reports required under this Agreement, including, without limitation, as set forth in SECTION 3.2.9 (QUARTERLY REPORTS).

               (G) All costs and expenses incurred in connection with GSK's participation at any JCC meetings as set forth in SECTION 2.1.1 (STRUCTURE).

               (H) All costs and expenses incurred by GSK in connection with obtaining national and territory/physician level Primary Product Target Audience, Additional Neuro Product Target Audience and Neurologist Segment total and new prescription data, and *** costs and expenses incurred by Allergan under
SECTION 6.2.3(E) above directly related to Allergan's acquisition of territory/physician level Primary Product Target Audience, Additional Neuro Product Target Audience and Neurologist Segment total and new prescription data,
***.

          6.3.3 GSK MANUFACTURING, DISTRIBUTION, SALE AND SAMPLE COSTS AND EXPENSES.

               (A) All costs and expenses related to GSK's distribution and provision of Samples to Allergan pursuant to ARTICLE 4 (SAMPLES).

               (B) All costs and expenses related to GSK's obligations under
SECTION 3.3.7 (MANUFACTURING; DISTRIBUTION; AND SALE OF PRODUCT). Such costs and expenses include those incurred by the activities relating to manufacture, supply and distribution of the Product (including Samples, which, manufacturing and supply costs will be at GSK's expense) in the Territory, including, without limitation, order processing, inventory warehousing, delivery to customers, invoicing and collection of receivables. In addition, GSK will pay any and all rebates, chargebacks and discounts that have been approved by GSK.

          6.3.4 OTHER GSK COSTS AND EXPENSES.

               (A) All costs and expenses related to GSK's obligations to compile and generate statements under this Agreement, including, without limitation under SECTION 7.2.1 (PAYMENT OF COMPENSATION PAYMENTS; STATEMENTS).

               (B) All costs and expenses arising from managed care, Medicare/Medicaid execution, personnel, and other related costs associated with Product in the Territory as set forth in SECTION 3.2.6 (MANAGED CARE AND REIMBURSEMENT).

               (C) All payments of net wages, incentive compensation and fringe benefits, if any, to GSK's Personnel as well as costs and expenses associated with liability and Workers' Compensation insurance coverage applicable to such Personnel.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (D) Any and all costs and expenses associated with the efforts of GSK to continue existing and planned pre-clinical and clinical development and line extensions of the Product, pursuant to SECTION 3.3.9 (ON-GOING DEVELOPMENT AND LINE EXTENSIONS).

               (E) All costs and expenses of GSK relating to regulatory compliance as set forth in ARTICLE 5 (REGULATORY COMPLIANCE).

     6.4 ADDITIONAL COSTS AND EXPENSES. In addition to the costs and expenses set forth in this ARTICLE 6, unless otherwise provided in this Agreement, Allergan and GSK will be responsible for all other costs and expenses associated with their respective obligations under this Agreement.

                                    ARTICLE 7

                                  COMPENSATION.

     7.1 COMPENSATION ARRANGEMENT.

          7.1.1 COMMITMENT TERM PAYMENTS. Subject to the provisions of this
SECTION 7.1, during the Commitment Term, GSK hereby agrees to compensate Allergan by paying the sum of the Annual Fixed Payment in SECTION 7.1.1(A) (FIXED PAYMENT) below plus the Primary Product Performance Payment in SECTION 7.1.1(B) (PRIMARY PRODUCT PERFORMANCE PAYMENT) and the Additional Neuro Product Performance Payment in SECTION 7.1.1(C) (ADDITIONAL NEURO PRODUCT PERFORMANCE PAYMENT) below, each payable in four (4) Calendar Quarter installments per Commitment Year as provided in SECTION 7.2 (PAYMENT TERMS).

               (A) FIXED PAYMENT. Beginning as of the Co-Promotion Commencement Date and subject to SECTION 7.2 (PAYMENT TERMS), GSK will pay Allergan on a Calendar Quarter bases an amount based on a yearly minimum reimbursement payment for its Promotion of Product as provided in this Agreement equal to *** per Commitment Year, pro rated as necessary (i.e. ***) per Calendar Quarter, pro rated as necessary); provided Allergan has met the Allergan Minimum Details Commitment for Primary Product and Additional Neuro Product for such Commitment Year as provided in SECTION 3.2.5 (DETAILS).

               (B) PRIMARY PRODUCT PERFORMANCE PAYMENT. Subject to SECTION 7.2 (PAYMENT TERMS), GSK will pay to Allergan, on a Calendar Quarter basis, an amount based on actual Primary Product Net Sales for each Commitment Year, which are above the Primary Product Baseline for each such Commitment Year (the "PRIMARY PRODUCT PERFORMANCE PAYMENT") according to the following non-cumulative schedule, provided that Allergan has satisfied the Allergan Product Minimum Detail Commitments for the Primary Product for such Commitment Year, as provided in SECTION 3.2.5 (DETAILS):

PRIMARY PRODUCT NET SALES IN EACH    PRIMARY PRODUCT PERFORMANCE PAYMENT*
         COMMITMENT YEAR                    IN EACH COMMITMENT YEAR
---------------------------------    -----------------------------------


*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PRIMARY PRODUCT NET SALES IN EACH    PRIMARY PRODUCT PERFORMANCE PAYMENT*
         COMMITMENT YEAR                    IN EACH COMMITMENT YEAR
---------------------------------    ------------------------------------
               ***                                    ***

* by way of example only, ***. Such Primary Product Performance Payment is subject to SECTION 7.2 (PAYMENT TERMS) and would be paid on a Calendar Quarter basis as provided therein.

               (C) ADDITIONAL NEURO PRODUCT PERFORMANCE PAYMENT. Subject to
SECTION 7.2 (PAYMENT TERMS), GSK will pay to Allergan, on a Calendar Quarter basis, an amount based on actual Additional Neuro Product Net Sales for each Commitment Year that are above the Additional Neuro Product Baseline for each such Commitment Year (the "ADDITIONAL NEURO PRODUCT PERFORMANCE PAYMENT") according to the following non-cumulative schedule, provided that Allergan has satisfied the Allergan Product Minimum Detail Commitments for the Additional Neuro Product for such Calendar Quarter, as set forth in the Marketing Plan based upon the Commitment Year Detail requirements as provided in SECTION 3.2.5 (DETAILS):

ADDITIONAL NEURO PRODUCT NET SALES IN   ADDITIONAL NEURO PRODUCT PERFORMANCE
         EACH COMMITMENT YEAR             PAYMENT IN EACH COMMITMENT YEAR*
-------------------------------------   ------------------------------------
                 ***                                    ***

***

* by way of example only, ***. Such Additional Neuro Product Performance Payment is subject to SECTION 7.2 (PAYMENT TERMS) and would be paid on a Calendar Quarter basis as provided therein..

          7.1.2 RESIDUAL TERM PAYMENTS. Subject to SECTION 4.5 (RETURN OF SAMPLES) and SECTION 7.2 (PAYMENT TERMS), Allergan will, in further consideration for the Promotion and Detailing of Product as provided herein, be entitled to a payment during the Residual Term after the Commitment Term (the "RESIDUAL TERM ROYALTY"); provided that Allergan has satisfied the Allergan Product Minimum Detail Commitments for *** during the Commitment Term for the Primary Product, as provided in SECTION 3.2.5 (DETAILS). Such Residual Term Royalty will be based on Net Sales from the Primary Product Target Audience during the Residual Term, according to the schedule below.

YEAR DURING THE RESIDUAL TERM   ROYALTY AS % OF PRIMARY PRODUCT TARGET AUDIENCE NET
                                  SALES IN EXCESS OF THE PRIMARY PRODUCT BASELINE
-----------------------------   ---------------------------------------------------
             ***                                        ***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          7.1.3 ADJUSTMENTS FOR FAILURE OF THE PARTIES TO MEET CERTAIN OBLIGATIONS.

               (A) PRIMARY PRODUCT FAILURE.

                    (i) If (A) GSK is unable to fulfill at least *** of outstanding purchase orders from Third Parties for Primary Product in the Territory as provided in SECTION 3.3.7 (MANUFACTURING; DISTRIBUTION; AND SALE OF PRODUCT) or supply at least *** of the quantities Samples for Primary Product that Allergan is entitled to receive as set forth in the Marketing Plan, (in each case other than as a result of an event arising under SECTION 13.9 (FORCE MAJEURE), any direct or indirect act or omission of Allergan, or any action of any governmental agency or authority or court injunction), including, but not limited to, any manufacturing recall, or, if (B) GSK is otherwise prevented or prohibited from marketing, distributing or selling the Primary Product in the Territory for any reason (other than as a result of an event arising under SECTION 13.9 (FORCE MAJEURE), any direct or indirect act or omission of Allergan, or any action of any governmental agency or authority or court injunction), including, without limitation, as a result of any action of any Primary Product safety concerns on the part of GSK (each situation in (A) and (B) referred to as a "PRIMARY PRODUCT FAILURE"), then as to each Primary Product Failure set forth in (A) and (B), GSK will have *** from the commencement date of such Primary Product Failure to cure such Primary Product Failure. If after such *** period, such Primary Product Failure has not been cured and solely as a result of such Primary Product Failure (e.g., not because Allergan is in breach of this Agreement, such as, by way of example only, failing to have the minimum number of PSRs as provided in SECTION 3.2.3(B) (MINIMUM PSRS)), Allergan does not meet the Allergan Minimum Detail Commitments for the Commitment Year for the Primary Product during the period when any such Primary Product Failure occurred, Allergan will be deemed to have met the Allergan Minimum Detail Commitments for Primary Product for the purposes of SECTION 7.1.1(A) (FIXED PAYMENTS) during such period. In addition, GSK will pay Allergan, for each Calendar Quarter during which such Primary Product Failure exists until another Neurology product has been selected to replace the Primary Product or the Details for the Primary Product have been reallocated to Additional Neuro Product as provided in SECTION 7.1.3(A)(II), the Primary Product Performance Payment amount owed for the Calendar Quarter immediately preceding the Calendar Quarter in which the Primary Product Failure occurred, pro-rated as necessary to apply solely to the period of such Primary Product Failure.

                    (ii) If a Primary Product Failure exists with respect to Product as referenced in (A) in SECTION 7.1.3(A)(I) above during each month of a *** period during the Commitment Term, or if a Primary Product Failure with respect to Samples as referenced in (A) in SECTION 7.1.3(A)(I) above during each month of a *** period during the Commitment Term, or if a Primary Product Failure exists with respect to Product as referenced in (B) in SECTION 7.1.3(A)(I) above during each month of a *** period during the Commitment Term, then at such time, Allergan may require, through the JCC, that GSK in its sole discretion either (A) substitute another agreed upon Neurology product to replace the Primary Product, or (B) reallocate the Allergan Minimum Detail Requirements for the Primary Product to the Additional Neuro Product for the remainder of the Commitment Term and create a new performance structure that

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

would enable Allergan to earn at least the same Primary Product Performance Payment as it received in the immediately preceding Commitment Year with respect to the Primary Product.

                    (iii) If there is not at least one valid and enforceable patent claiming the Primary Product in the Territory, or if there is not regulatory exclusivity covering (e.g., pediatric exclusivity) the Primary Product in the Territory, in either case at any time during the Commitment Term, then at such time, Allergan may require, through the JCC, that GSK in its sole discretion either (A) substitute another agreed upon Neurology product to replace the Primary Product, or (B) reallocate the Allergan Minimum Detail Requirements for the Primary Product to the Additional Neuro Product for the remainder of the Commitment Term and create a new performance structure that would enable Allergan to earn at least the same Primary Product Performance Payment as it received in the immediately preceding Commitment Year with respect to the Primary Product.

               (B) ADDITIONAL NEURO PRODUCT FAILURE. If (A) GSK is unable to fulfill at least *** of outstanding purchase orders from Third Parties for Additional Neuro Product in the Territory as provided in SECTION 3.3.7 (MANUFACTURING; DISTRIBUTION; AND SALE OF PRODUCT) or supply at least *** of the quantities Samples for Additional Neuro Product that Allergan is entitled to receive as set forth in the Marketing Plan, (in each case other than as a result of an event arising under SECTION 13.9 (FORCE MAJEURE), any direct or indirect act or omission of Allergan, or any action of any governmental agency or authority or court injunction), including, but not limited to, any manufacturing recall, or, (B) GSK is otherwise prevented or prohibited from marketing, distributing or selling the Additional Neuro Product in the Territory for any reason (other than as a result of an event arising under SECTION 13.9 (FORCE MAJEURE), any direct or indirect act or omission of Allergan, or any action of any governmental agency or authority or court injunction), including, without limitation, as a result of any action of any Additional Neuro Product safety concerns on the part of GSK (each situation in (A) and (B) referred to as a "ADDITIONAL NEURO PRODUCT FAILURE"), then as to each Additional Neuro Product Failure set forth in (A) and (B), GSK will have forty-five (45) consecutive days from the commencement date of such Additional Neuro Product Failure to cure such Additional Neuro Product Failure. If after such forty-five (45) consecutive day period, such Additional Neuro Product Failure has not been cured and solely as a result of such Additional Neuro Product Failure (e.g., not because Allergan is in breach of this Agreement, such as, by way of example only, failing to have the minimum number of PSRs as provided in SECTION 3.2.3(B) (MINIMUM PSRS)), Allergan does not meet the Allergan Minimum Detail Commitments for the Commitment Year for the Additional Neuro Product during the period when any such Additional Neuro Product Failure occurred, Allergan will be deemed to have met the Allergan Minimum Detail Commitments for Additional Neuro Product for the purposes of SECTION 7.1.1(A) (FIXED PAYMENTS) during such period. Further, GSK will pay Allergan, for each Calendar Quarter during which such Additional Neuro Product Failure exists, the Additional Neuro Product Performance Payment amount owed for the Calendar Quarter immediately preceding the Calendar Quarter in which the Additional Neuro Product Failure occurred, pro-rated as necessary to apply solely to the period of such Additional Neuro Product Failure.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               (C) FAILURE BY ALLERGAN TO MEET MINIMUM COMMITMENTS. If Allergan does not meet the Allergan Minimum Details Commitment as defined in SECTION
3.2.5 (DETAILS) of this Agreement for any Commitment Year for reasons unrelated to a Primary Product Failure or an Additional Neuro Product Failure, the following in this SECTION 7.1.3(C) will apply. For every *** Details below the Minimum Details Commitment which are not performed by Allergan for a given Commitment Year, Allergan will pay to GSK, or GSK will be entitled to reduce the Fixed Payment by, an amount equal to ***, pro rated as necessary.

          7.1.4 EFFECT OF TERMINATION ON PAYMENTS.

               (A) TERMINATION PRIOR TO END OF COMMITMENT TERM. In the event that Allergan terminates this Agreement prior to the end of the Commitment Term for any reason, other than for cause under SECTION 12.2 (TERMINATION OF CAUSE), effective as of the effective date of such termination, Allergan will not be entitled to receive further payments under this SECTION 7.1 except for previously owed or accrued amounts that have not yet been paid to Allergan (if any).

               (B) TERMINATION AFTER COMMITMENT TERM. In the event that this Agreement has not been terminated pursuant to ARTICLE 12 (TERM AND TERMINATION) prior to the end of the Commitment Term, Allergan will be compensated according to the Residual Term Royalty in SECTION 7.1.2 (RESIDUAL TERM ROYALTY) above.

     7.2 PAYMENT TERMS.

          7.2.1 PAYMENT OF COMPENSATION PAYMENTS. Subject to the other terms of this Agreement, GSK will make any compensation payments owed to Allergan in United States Dollars, within sixty (60) days following the end of each Calendar Quarter during the Commitment Term using the wire transfer provisions of SECTION
7.2.3 (WIRE TRANSFERS). With respect to the first Commitment Year (and for information purposes for each subsequent Commitment Year), each compensation payment will be accompanied by a written statement for the Calendar Quarter covered by such statement, specifying: the Net Sales in the Territory showing deductions specified in SECTION 1.35 (NET SALES); the applicable compensation rate under this Agreement, applying the terms of SECTION 7.1 (COMPENSATION ARRANGEMENT); and the compensation payments payable in United States Dollars. The Fixed Payment component of such Calendar Quarter payment will be *** and will be subject to reduction by GSK at the end of each Commitment Year pursuant to SECTION 7.1.3(C) (FAILURE BY ALLERGAN TO MEET MINIMUM COMMITMENTS).

               (A) During each Commitment Year, the portion of the Primary Product Performance Payment due after each Calendar Quarter will be based on a comparison of actual Net Sales reported in the above statement, during such Calendar Quarter to twenty five percent (25%) of the Primary Product Baseline and applying the difference on an quarterly basis to the schedule in SECTION 7.1.1(B) (PRIMARY PRODUCT PERFORMANCE PAYMENT). At the end of each Commitment Year the Parties will determine the actual Primary Product Performance Payment

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

due for such Commitment Year based on actual Net Sales for such Commitment Year and adjust the final Calendar Quarter Payment for such Commitment Year accordingly.

               (B) During each Commitment Year, the portion of the Additional Neuro Product Performance Payment due after each Calendar Quarter will be based on a comparison of actual Net Sales reported in the above statement, during such Calendar Quarter to twenty five percent (25%) of the Additional Neuro Product Baseline and applying the difference on an quarterly basis to the schedule in
SECTION 7.1.1(C) (ADDITIONAL NEURO PRODUCT PERFORMANCE PAYMENT). At the end of each Commitment Year the Parties will determine the actual Additional Neuro Product Performance Payment due for such Commitment Year based on actual Net Sales for such Commitment Year and adjust the final Calendar Quarter Payment for such Commitment Year accordingly.

               (C) An example of the calculation of the Primary Product Performance Payments on a Calendar Quarter basis and annual true up described in
SECTION 7.2.1(A) above is provided in EXHIBIT D to this Agreement. The calculation for the Additional Neuro Product Net Sales on a Calendar Quarter basis and annual true up as described in Section 7.2.1(a) would be performed in the same manner as provided in the example in Exhibit D using the Additional Neruo Product Baseline.

          7.2.2 TAXES. GSK may withhold taxes, duties, levels fees or charges if revenue authorities in such country require the withholding of taxes, duties, levies, fees or charges on any amounts paid or owed by GSK hereunder. GSK will deduct any such taxes, duties, levies, fees or charges from such payment and will pay such taxes, duties, levies, fees or charges to the property taxing authority on behalf of the payee. GSK agrees to assist and, to the extent provided by the relevant taxing authority, provide evidence of payment of such tax promptly to Allergan in claiming exemption from such deductions or withholdings under any applicable double taxation or similar agreement or treaty.

          7.2.3 WIRE TRANSFERS. All payments hereunder will be made to Allergan by bank wire transfer in immediately available funds to Allergan in accordance with the wire instructions set forth below, which may be changed only by written notice to GSK from the Chief Financial Officer of Allergan under SECTION 13.7 (NOTICES).

               ***

          7.2.4 OVERDUE COMPENSATION PAYMENTS. Subject to the other terms of this Agreement, compensation payments not paid to Allergan within the time period set forth in this ARTICLE 7 will bear interest at an annual rate of ***.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    ARTICLE 8

                      RECORD KEEPING; REPORTING AND AUDITS

     8.1 DETAILS AND SAMPLES. The Parties will keep complete and accurate records of (i) all Details delivered by the PSRs and the District Managers, and
(ii) with respect to Samples delivered by the PSRs, the quantity and dates of delivery of such Samples to each physician. Each Party also will keep its copies of the completed Sample Receipt Forms. In addition, Allergan will keep complete and accurate records of all of its costs and expenses for Promotion under this Agreement (except for Direct Detailing Expenses).

     8.2 COMPENSATION PAYMENTS. GSK and its Affiliates will keep, for at least one (1) year from the end of the Commitment Year to which they pertain, complete and accurate records of sales by GSK and its Affiliates of the Product in the Territory, in sufficient detail to allow the accuracy of the compensation payments to be confirmed as set forth in SECTION 8.3 (FINANCIAL AUDIT RIGHTS).

     8.3 FINANCIAL AUDIT RIGHTS.

          8.3.1 Subject to the other terms of this SECTION 8.3.1, at the request of either Party upon at least thirty (30) business days' prior written notice from the requesting Party to the other Party, not more than once in any calendar year, and at the expense of the requesting Party (except as otherwise provided herein), the other Party will permit an independent certified public accountant reasonably selected by the requesting Party and reasonably acceptable to the other Party to inspect (during regular business hours) the relevant records required to be maintained by the other Party under this SECTION 8.3.1. At Allergan's request, the accountant will be entitled to review the then-preceding three (3) years of GSK's records as provided under SECTION 8.1 (DETAILS AND SAMPLES) and the then-preceding one (1) year of GSK's records as provided under
SECTION 8.2 (COMPENSATION PAYMENTS) for purposes of (i) verifying Allergan's compensation payments, including verification of GSK's Net Sales, and GSK's determination of numbers of Details and Samples provided by GSK and its Affiliates under SECTION 3.2.5 (DETAILS), or (ii) complying with the Sarbanes-Oxley Act of 2002, as amended, including, but not limited to all United States Securities an Exchange Commission (SEC) rules and regulations relating thereto. At GSK's request, the accountant will be entitled to review the then-preceding three (3) years of Allergan's records as provided under SECTION
8.1 (DETAILS AND SAMPLES) for purposes of verifying Allergan's costs and expenses for Marketing and Promotion under this Agreement (except for Direct Detailing Expenses) and determination of numbers of Details and Samples provided by Allergan under SECTION 3.2.5 (DETAILS). In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of ARTICLE 9 (CONFIDENTIALITY) and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this
SECTION 8.3.1. Results of any such review will be made available to both Parties and will be binding on both Parties.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          If any review reveals a deficiency in the calculation of compensation payments resulting from any underpayment by GSK, GSK will, within thirty (30) days pay Allergan the amount remaining to be paid (plus interest thereon at the rate provided in SECTION 7.2.4 (OVERDUE COMPENSATION PAYMENTS) above), and if such underpayment is by *** or more, GSK will also pay all costs and expenses of the review. If any review reveals an error in the calculation of compensation payments resulting in an overpayment by GSK, Allergan will, within thirty (30) days pay to GSK such overpayment. If any review reveals that Allergan has not met the Allergan Minimum Details Commitment as defined in SECTION 3.2.5 (DETAILS) for any Commitment Year, then SECTION 7.1.3(C) (FAILURE BY ALLERGAN TO MEET MINIMUM COMMITMENTS) will apply, and if any review reveals that Allergan has not met its funding for Promotional expenses as set forth in SECTION 6.1 (JOINT MARKETING AND PROMOTION COSTS AND EXPENSES), then Allergan will, within thirty (30) days pay to GSK the amount remaining to be paid.

          8.3.2 Subject to the other terms of this SECTION 8.3.2, at the request of Allergan upon at least thirty (30) business days' prior written notice to GSK, not more than once in any calendar year, and at the expense of Allergan (except as otherwise provided herein), GSK will permit an independent auditor reasonably selected by Allergan and reasonably acceptable to GSK to inspect (during regular business hours) the relevant records required to be maintained by GSK under this SECTION 8.3.2. At Allergan's request, the auditor will be entitled to review the then-preceding two (2) years of GSK's records regarding the allocation factors applied to the data obtained as provided in EXHIBIT A to this Agreement, including all prescription source data for both the Neurologist Segment and PCP's, *** as to the PCP allocation factor, in all cases for both Primary Product and Additional Neuro Product for purposes of verifying GSK's Net Sales during such period. The auditor must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of ARTICLE 9 (CONFIDENTIALITY) and limiting the disclosure and use of such information by such auditor to authorized representatives of Allergan and the purposes germane to this SECTION 8.3.2. Results of any such review will be made available to both Parties and will be binding on both Parties.

          If any review reveals a deficiency in the calculation Net Sales attributable to the Neurologist Segment and to PCP's as set forth in Exhibit A to this Agreement, resulting in any underpayment by GSK, GSK will, within thirty
(30) days, pay Allergan the amount remaining to be paid (plus interest thereon at the rate provided in SECTION 7.2.4 (OVERDUE COMPENSATION PAYMENTS) above), and if such deficiency in the calculation of Net Sales is *** or more, GSK will also pay all costs and expenses of the review; provided, however, that if notwithstanding a deficiency in the calculation of Net Sales that is *** or more, Allergan is not entitled to receive any additional compensation from GSK notwithstanding such deficiency (such as, for the purposes of example only, if Primary Product Net Sales in a Commitment Year, even after such review, are equal to or less than the Primary Product Baseline and Allergan would still not be entitled to receive any Primary Product Performance Payment in such Commitment Year), then GSK will not be obligated to pay any costs and expenses of the review. If any review reveals an excess in the calculation of Net Sales resulting in any overpayment by GSK, Allergan will, within thirty (30) days, pay GSK any excess compensation payments received during such period.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     8.4 MONTHLY AND QUARTERLY REPORTS. Within fifteen (15) business days after the end of each month during each Commitment Term, each Party will provide to the other Party the raw data of Sales Call activity, and within forty (40) days after the end of each month during the Commitment Term, each Party will provide the other Party with Sample disbursements for the immediately preceding month, all as provided in the remainder of this SECTION 8.4. All such monthly reports will be in the form of a written report, and, at the other Party's option, an electronic file, each formatted in such manner as may be reasonably requested by the other Party (taking into account each Party's existing computer systems), for each Sales Territory and on a cumulative basis for the entire Territory, setting forth the following information (and such modifications and/or additional Product-related information as either Party may reasonably request from time to time, particularly to satisfy accounting, regulatory or legal requirements):

          8.4.1 the number of Primary and Secondary Details delivered by each PSR during such month and on a cumulative basis for all PSRs and District Managers for such month;

          8.4.2 the number of Primary and Secondary Details delivered by the PSRs to each physician during such month, sorted by delivery to physicians who are and who are not included in the Primary Product Target Audience and Additional Neuro Product Target Audience;

          8.4.3 the total number of Samples delivered by each PSR during the preceding month and on a cumulative basis for all PSRs and District Managers during the immediately preceding month;

          8.4.4 the number of Samples delivered to each physician by the PSRs and District Managers during the immediately preceding month, which report will also identify each such physician as either a Target Physician or a non-Target Physician;

          8.4.5 the number of Samples remaining in inventory and in each PSRs and each District Manager's inventory on the last day of the immediately preceding month;

          8.4.6 the calculated percentage of total Details delivered by the PSRs during such month which were Details to the Primary Product Target Audience and the Additional Neuro Product Target Audience;

          8.4.7 from GSK only, a calculation of the estimated Net Sales and estimated portion of the Primary Product Performance Payment and Additional Neuro Product Performance Payment applicable for such month; and

          8.4.8 from GSK only, a statement of inventory returns to GSK from its distributors for such month.

               After the end of each Calendar Quarter during the Commitment Term, at the same time as the written statement from GSK set forth in SECTION
7.2.1 (PAYMENT OF COMPENSATION PAYMENTS) above, each Party will provide to the other Party with a written report, and, at the other Party's option, an electronic file, each formatted in such manner as may

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

be reasonably requested by the other Party (taking into account each Party's existing computer systems), for each Sales Territory and on a cumulative basis for the entire Territory, setting forth the same information as the foregoing SECTIONS 8.4.1 THROUGH 8.4.8 in this case covering the Calendar Quarter; provided, however, that GSK's written report to Allergan will accompany its written statement to Allergan under SECTION 7.2.1 (PAYMENT OF COMPENSATION PAYMENTS; STATEMENTS) above.

     8.5 AUDIT OF WAREHOUSE AND DISTRIBUTION FACILITY. Upon request of GSK, Allergan will permit GSK or its authorized representatives access to audit, on an annual basis or more frequently as may be required by Applicable Law, Allergan's or the Third Party's facility where Allergan stores Samples and Promotional Materials for distribution to its PSRs, District Managers and Sales Management Team members. GSK will use Commercially Reasonable Efforts not to jeopardize or interfere with Allergan's ongoing business operations or jeopardize Allergan trade secrets in conducting any such audit.

                                    ARTICLE 9

                                 CONFIDENTIALITY

     9.1 REQUIREMENTS.

          9.1.1 Each Party agrees not to use Confidential Information (as hereinafter defined) furnished by the other Party for any purpose other than for purposes of performing its obligations under this Agreement. Each Party will treat Confidential Information furnished by the other Party with the same degree of care as it treats its own proprietary information and will not disclose the same, for a period of *** after the expiration or earlier termination of this Agreement, to any Third Party without the prior written consent of the Party which furnished such information.

          9.1.2 If, to carry out its obligations under this Agreement, a Party must disclose Confidential Information of the other Party to a Third Party, such disclosing Party will first require any such Third Party to be bound by the confidentiality provisions of this Agreement by requiring such Third Party to enter into an appropriate written confidentiality agreement. This provision will not be applicable to confidential information disclosed by the Parties pursuant to SECTION 9.2 (CONFIDENTIAL INFORMATION) below.

     9.2 CONFIDENTIAL INFORMATION. "Confidential Information" refers to all proprietary technical, business and Marketing information of the other Party (including, without limitation, the Marketing Plans and training materials provided to Allergan by GSK as part of the Training Program, each of which will constitute GSK Confidential Information) disclosed by one Party to the other pursuant to this Agreement. Notwithstanding the foregoing or any other provision in this Agreement to the contrary, a Party's Confidential Information will not include:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          9.2.1 information which at the time of disclosure is in the public domain or thereafter becomes part of the public domain through no breach of this Agreement by the receiving Party;

          9.2.2 information which the receiving Party can establish by competent written proof was in its possession at the time of disclosure by the disclosing Party and was not acquired, directly or indirectly, from the disclosing Party;

          9.2.3 information which the receiving Party receives from a Third Party; provided, however, that such information was not obtained by said Third Party, directly or indirectly from the disclosing Party; or

          9.2.4 information or data which is independently developed by the receiving Party without the reference to or any other use of the disclosing Party's Confidential Information.

     9.3 GSK DATA PROTECTIONS. Allergan agrees and understands that Confidential Information of GSK, including but not limited to, data disclosed to Allergan through the JCC or otherwise and arising under or related to Product, is very sensitive and GSK would not enter into this Agreement without additional assurances from Allergan with respect to Allergan's use of such Confidential Information or possible disclosure of such Confidential Information to GSK's competitors. Accordingly, Allergan will not use, and will cause its Affiliates not to use, directly or indirectly, any Confidential Information of GSK in connection with any neurology product other than as provided under this Agreement.

     9.4 DISCLOSURE REQUIRED BY LAW. Notwithstanding anything else in this Agreement, the receiving Party will not be prohibited from disclosing Confidential Information of the disclosing Party to the extent such information is required to be disclosed to governmental agencies or by legal process or Applicable Laws, in which case the receiving Party will notify the disclosing Party in writing of the need for such disclosure and will cooperate with the disclosing Party to seek confidential treatment of the information.

     9.5 REMEDIES. The receiving Party agrees that its obligations hereunder are necessary and reasonable to protect the disclosing Party's business interests and that the unauthorized disclosure or use of Confidential Information of a disclosing Party would cause irreparable harm and significant injury, the degree of which may be difficult to ascertain. The receiving Party further acknowledges and agrees that in the event of any actual or threatened breach of this Agreement, the disclosing Party may have no adequate remedy at law and, accordingly, that the disclosing Party will have the right to seek an immediate injunction enjoining any breach or threatened breach of this Agreement, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach or threatened breach.

     9.6 RETURN OF CONFIDENTIAL INFORMATION. Upon termination of this Agreement and upon the request of the disclosing Party, the receiving Party will return all such Confidential

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Information and copies thereof in its possession; provided, however, that one
(1) copy of the disclosing Party's Confidential Information may be retained by the legal department of the receiving Party solely for the purpose of determining compliance with this ARTICLE 9.

     9.7 DISCLOSURE OF AGREEMENT, PUBLICITY AND PUBLICATIONS. Except as expressly provided otherwise in SECTION 9.1 (REQUIREMENTS) or SECTION 9.3 (DISCLOSURE REQUIRED BY LAW), neither GSK nor Allergan will release to any Third Party or publish in any way any non-public information with regard to the terms of this Agreement or concerning their cooperation without the prior written consent of the other, which consent will not be unreasonably withheld or delayed. Subject to the foregoing, the Allergan will issue a press release, public statement or disclosure regarding this Agreement, which press release, public statement or disclosure will be mutually agreed upon by the Parties. Nothing in the foregoing, however, will prohibit a Party from making disclosures to the extent deemed necessary under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange. In such event, however, the disclosing Party will use good faith efforts to consult with the non-disclosing Party prior to such disclosure and will request confidential treatment to the extent available. Allergan acknowledges and agrees that GSK will have the right, without obtaining Allergan's prior consent, to submit manuscripts relating to the Product for scientific publications. A copy of any scientific abstract or manuscript that is submitted for publication will be provided by GSK to Allergan within thirty (30) days after such submission. Allergan further acknowledges and agrees that GSK will have the right, without obtaining Allergan's prior consent, to publish clinical trial results or summaries of clinical trial results on GSK's Clinical Trial Registry.

                                   ARTICLE 10

                         REPRESENTATIONS AND WARRANTIES

     10.1 MUTUAL REPRESENTATIONS AND WARRANTIES. As of the Effective Date, each of GSK and Allergan hereby represents, warrants and covenants to the other Party hereto that:

          10.1.1 it is a corporation or entity duly organized and validly existing under the laws of the State or other jurisdiction of its incorporation or formation;

          10.1.2 the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action and does not require any shareholder action or approval;

          10.1.3 it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement constitutes and when executed will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms, except as may be limited by bankruptcy and equitable principles limiting specific performance;

          10.1.4 the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound; and

          10.1.5 during the Term, it and its Affiliates will not, Market (in the case of GSK only) or Promote the Product in violation of Applicable Law and professional requirements in the Territory, including but not limited to the Anti-Kickback Statute and any State Medicare and Medicaid anti-kickback statutes and regulations, the PDMA and regulations thereunder, the FD&C Act and regulations thereunder, HIPAA, FDA regulations and guidelines concerning the advertising of prescription drug products, the American Medical Association's Guidelines on Gifts to Physicians, the PhRMA Code , the Applicable Commercial Practices Policies, and any approved updates thereto.

     10.2 REPRESENTATIONS AND WARRANTIES OF GSK. As of the Effective Date, GSK hereby represents, warrants and covenants to Allergan that:

          10.2.1 it has the legal power to extend the rights granted to Allergan in this Agreement necessary to enable Allergan to carry out its obligations and exercise its rights under this Agreement, and has not made and will not make any commitments to others inconsistent or in derogation of such rights.

     10.3 REPRESENTATIONS AND WARRANTIES OF ALLERGAN. As of the Effective Date, Allergan hereby represents, warrants and covenants to GSK that:

          10.3.1 It is not legally prevented from Promoting or Detailing the Product as contemplated under this Agreement. Allergan represents and warrants to GSK that Allergan has the requisite Personnel, facilities, equipment, expertise, experience and skill to perform its obligations hereunder and to render the services contemplated hereby; and it covenants that it will perform the services in a professional, timely, competent and efficient manner. Allergan further covenants that it will abide by all laws, rules and regulations that apply to the performance of the services to be performed hereunder (including, without limitation, the Anti-Kickback Statute and the PDMA), and that in performing the services to be performed hereunder it will not, nor will the PSRs, District Managers or Sales Management Team members, engage in the counseling or promotion of a business arrangement or other activity that violates any State or Federal Law. When on GSK's premises or a GSK customer's premises, Allergan personnel will comply with all of GSK's or GSK customer's policies regarding the conduct of visitors.

          10.3.2 Neither Allergan, nor any PSR, District Manager or Sales Management Team member or other employee or agent of Allergan (i) is currently excluded, debarred, suspended, or otherwise ineligible to participate in the Federal health care programs or in Federal procurement or non-procurement programs; (ii) has been convicted of a criminal offense that falls within the ambit of 42 U.S.C. Section 1320a-7(a) but has not yet been excluded, debarred, suspended, or otherwise declared ineligible, or (iii) has been debarred, nor is currently under

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

investigation by the FDA for debarment action or pursuant to the Generic Drug Enforcement Act.

                                   ARTICLE 11

                         INDEMNIFICATION AND INSURANCE.

     11.1 INDEMNIFICATION BY ALLERGAN. Allergan will indemnify, defend and hold GSK, and its officers, directors, agents, employees, and Affiliates (collectively, the "GSK INDEMNITEES"), harmless from any claims, damages, causes of action, actions, liabilities, losses, costs and expenses, including costs of investigation and reasonable attorneys' fees incurred hereunder (hereinafter, collectively, "CLAIMS") of a Third Party arising out of or in connection with
(i) the material breach by Allergan of any of its representations, warranties, covenants or obligations under this Agreement; (ii) any activities by any Allergan Indemnitee that violate any Applicable Law or are inconsistent with the Marketing Plan, the Product Promotional Materials or any guidelines approved by the JCC; (iii) any Claims brought by or on behalf of any Allergan PSR, Allergan District Manager or member of Allergan's Sales Management Team in connection with their employment or the performance of Allergan's obligations under this Agreement; and (iv) any negligent act or omission of any Allergan Indemnitee in the performance of any obligation under this Agreement; provided, however, that in each of (i) through (iv), Allergan will have no liability as set forth in this SECTION 11.1 to the extent such Claims are the responsibility of GSK under
SECTION 11.2 (INDEMNIFICATION BY GSK).

     11.2 INDEMNIFICATION BY GSK. GSK will indemnify, defend and hold Allergan, and its officers, directors, agents, employees, and Affiliates (collectively, the "ALLERGAN INDEMNITEES"), harmless from any Claim of a Third Party arising out of or in connection with (i) the material breach by GSK of any of its representations, warranties, covenants or obligations under this Agreement; (ii) any activities by any GSK Indemnitee that violate any Applicable Law or are inconsistent with the Marketing Plan, the Product Promotional Materials or what has been approved by the JCC; (iii) any theory of product liability concerning the development, testing, manufacture, promotion (but only to the extent that such Claims do not arise out of conduct covered by Allergan's indemnification obligations set forth in SECTION 11.1 (INDEMNIFICATION BY ALLERGAN)), sale or use of the Product by GSK, its Affiliates or its sublicensees; (iv) any Claims brought by or on behalf of any GSK PSR, GSK District Manager or member of GSK's Sales Management Team in connection with their employment or the performance of GSK's obligations under this Agreement; (v) any negligent act or omission of any GSK Indemnitee in the performance of any obligation under this Agreement; (vi) any activities or omissions of any GSK Indemnitee unrelated to the Promotion of Product under this Agreement, whether inside or outside the Territory; and (vii) any Claims that relate to any GSK arrangement under this Agreement with an Affiliate or a Third Party other than Allergan to co-promote the Product in the Territory; provided, however, that in each of (i) through (vii), GSK will have no liability as set forth in this SECTION 11.2 to the extent such Claims are the responsibility of Allergan under SECTION 11.1 (INDEMNIFICATION BY ALLERGAN).

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     11.3 PROCEDURE. A Party asserting a claim for indemnification under this
ARTICLE 11 will notify the indemnifying Party in writing of any such claims as follows: (a) within fifteen (15) days after receipt of service of process of the commencement of suit, or (b) for non-litigated matters, within thirty (30) days after receipt of notice thereof; provided, however, that failure to give such notice will not relieve the indemnifying Party of its obligation to provide indemnification hereunder except, if and to the extent that such failure materially and adversely affects the ability of the indemnifying Party to defend the applicable Claim. The indemnifying Party will be entitled to assume sole control over the defense of any such claim at its own cost and expense; provided, however, that the indemnitee will have the right to be represented by its own counsel at its own cost in such matters. Neither the indemnifying Party nor the indemnified Party will settle or dispose of any such matter in any manner which would adversely affect the rights or interests of the other Party without the prior written consent of the other Party, which will not be unreasonably withheld or delayed. Each Party will reasonably cooperate with the other Party and its counsel in the course of the defense of any such Claim, such cooperation to include without limitation using reasonable efforts to provide or make available documents, information and witnesses.

     11.4 LIMITATION OF LIABILITY. With respect to any claim by one Party against the other arising out of the performance or failure of performance of the other Party under this Agreement, the Parties expressly agree that the liability of such Party to the other Party for such breach will be limited under this Agreement or otherwise at law or equity to direct damages only. IN NO EVENT WILL A PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF PROFIT, LOSS OF BUSINESS , LOSS OF SAVING OR OTHER LOSS. The limitations set forth in this SECTION 11.4 will not apply with respect to the obligations of either Party to indemnify the other under SECTIONS 11.1 (INDEMNIFICATION BY ALLERGAN) or 11.2 (INDEMNIFICATION BY GSK) in connection with a Claim of a third party.

     11.5 INSURANCE. Each Party hereby represents that it currently carries, in full force and effect, commercial general liability insurance against claims judgments, liabilities and expenses for which it is obligated to indemnify the other Party under this ARTICLE 11 , in such amounts and with such deductibles as are customary at the time for companies engaged in a similar business, and will provide the other Party with written evidence of such insurance upon request as well as a certificate of such insurance naming such other Party as an additional insured. The Party carrying such insurance policy will require at least thirty
(30) days' notice to the other Party prior to cancellation or material change in such policy.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                   ARTICLE 12

                              TERM AND TERMINATION

     12.1 TERM. The term of this Agreement (the "TERM") will commence as of the Effective Date and will include the Commitment Term and the Residual Term, as such terms are defined in this Agreement.

          12.1.1 COMMITMENT TERM. The Commitment Term, as defined in SECTION
3.2.5 (DETAILS) above, will be effective as of the Effective Date and, if not terminated earlier pursuant to another provision of this ARTICLE 12, will continue until the fifth (5th) anniversary of the Co-Promotion Commencement Date; subject to a possible extension as set forth in SECTION 12.1.2 below.

          12.1.2 EXTENSION OF COMMITMENT TERM. Once Allergan will have met its Minimum Details Commitment in each Commitment Year during the Commitment Term, the Parties will have the option to extend the Commitment Term by mutual written agreement as more fully described in SECTION 3.2.5(C) (COMMITMENT TERM). Other elements of SECTION 12.1.1 (COMMITMENT TERM) above will remain unchanged. The Party desiring an extension will provide the other Party with written notice of any proposed extension at least one hundred eighty (180) days before the end of the Commitment Term in order to enable the Parties to cooperate on such extension.

          12.1.3 RESIDUAL TERM. Upon the expiration of the Commitment Term and this Agreement, Allergan will be entitled to the Residual Term Royalty described in SECTION 7.1.2 (RESIDUAL TERM PAYMENTS) during the *** period immediately following the expiration of the Commitment Term (the "RESIDUAL TERM"). As of such commencement of the Residual Term, Allergan's obligations under SECTION
3.2.5 (DETAILS) and any other obligation related to Allergan Minimum Detail Commitments will terminate. All other obligations of the Parties under this Agreement will continue in full force and effect, including, but not limited to, GSK's obligation to continue to compensate Allergan according to ARTICLE 7 (COMPENSATION).

     12.2 TERMINATION FOR CAUSE.

          12.2.1 MATERIAL BREACH. In the event of a material breach or default of this Agreement by either Party that is not cured within *** after receipt of notice thereof from the other Party, the non-breaching Party will be entitled to terminate this Agreement by giving written notice to the other Party, such termination to take effect immediately. The right to terminate this Agreement will not be affected in any way by a waiver of, or failure to take action with respect to, any previous default.

          12.2.2 BANKRUPTCY OR INSOLVENCY. Either Party will have the right to terminate this Agreement effective upon written notice to the other Party in the event the non-notifying Party becomes insolvent or makes an assignment for the benefit of creditors, or in the event

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

bankruptcy or insolvency proceedings are instituted against the non-notifying Party or on the non-notifying Party's behalf.

     12.3 TERMINATION WITHOUT CAUSE. Allergan will have the right to terminate this Agreement without cause upon one hundred eighty (180) days' advance written notice to GSK.

     12.4 MUTUAL TERMINATION. This Agreement may be terminated at any time by mutual written consent of the Parties.

     12.5 EFFECT OF TERMINATION. Upon any termination or expiration of this Agreement, Allergan will immediately cease any and all Promotion of the Product and Allergan will promptly destroy, or will cooperate with GSK in the collection and return to GSK of, all Product Promotional Materials, scientific literature relating to the Product, Samples, and other sales or sales training materials in the possession of Allergan, any Allergan PSR, Allergan District Manager and/or any member of Allergan's Sales Management Team, as promptly as practical after the date thereof. The foregoing destruction and/or returns will be at GSK's expense if this Agreement has been terminated by Allergan under SECTION 12.2 (MATERIAL BREACH) and otherwise will be at Allergan's expense. In the event that Allergan terminates this Agreement prior to the end of the Commitment Term for any reason, other than for cause under SECTION 12.2 (MATERIAL BREACH), effective as of the effective date of such termination, Allergan will not be entitled to receive further payments under SECTION 7.1 (COMPENSATION ARRANGEMENT) except for previously owed or accrued amounts that have not yet been paid to Allergan (if any).

     12.6 NO WAIVER OF REMEDIES. Termination of this Agreement will not preclude either Party from (a) claiming any other damages, compensation or relief that it may be entitled to upon such termination, (b) any right to receive any amounts accrued under this Agreement prior to the termination date but which are unpaid or become payable thereafter and (c) any right to obtain performance of any obligation provided for in this Agreement which will survive termination.

     12.7 SURVIVAL OF CERTAIN PROVISIONS. Termination or expiration of this Agreement for any reason will terminate all outstanding obligations and liabilities between the Parties arising out of this Agreement, except:

          12.7.1 those described in Section 3.4 (Ownership of Product), Section
5.1 (Marketing Authorization and Regulatory Matters), Article 9 (Confidentiality), Article 11 (Indemnification and Insurance), Section 8.1 (Details and Samples), Section 8.2 (Compensation Payments), Section 8.3 (Financial Audit Rights), Section 12.5 (Effect of Termination), Section 12.6 (No Waiver of Remedies), this Section 12.7 (Survival of Certain Provisions), Section
13.1 (Integration/ Modification), Section 13.3 (Non-Waiver), Section 13.6 (Severability), Section 13.7 (Notices), Section 13.10 (Dispute Resolution),
Section 13.12 (Jurisdiction and Governing Law), Section 13.13 (Interpretation) and Section 13.16 (Non-Solicitation), all of which will survive termination or expiration of this Agreement for the time specified in such Articles and Sections; provided, however, that if no such time period is specified in such Articles and Sections, they will all survive termination or expiration of this Agreement indefinitely;

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          12.7.2 Article 1 (Definitions) for the sole purposes of interpreting the obligations and liabilities between the Parties surviving termination or expiration of this Agreement;

          12.7.3 and, to the extent applicable, and any remedies for the breach thereof, will survive the expiration or any termination of this Agreement.

                                   ARTICLE 13

                                  MISCELLANEOUS

     13.1 INTEGRATION/MODIFICATION. This Agreement by and between the Parties hereto, is both a final expression of the Parties' agreement and a complete and exclusive statement with respect to all of its terms. The Exhibits referred to in this Agreement are incorporated herein and made a part of this Agreement by this reference. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein, provided, however, that the confidentiality provisions of ARTICLE 9 (CONFIDENTIALITY) are in addition to and do not supersede the terms and conditions of the Confidential Disclosure Agreement between the Parties dated September 27, 2004. No rights or licenses are granted or deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement. No trade customs, courses of dealing or courses of performance by the Parties will be relevant to modify, supplement or explain any term(s) used in this Agreement. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

     13.2 RELATIONSHIP BETWEEN THE PARTIES. The Parties have no ownership interest in the other and their relationship, as established by this Agreement, is solely that of independent contractors. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party, and neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

     13.3 NON-WAIVER. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement will neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.

     13.4 ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the Parties, and to their permitted successors and assigns. No Party may assign or delegate any or all of its rights or obligations under this Agreement to any Person without the prior written consent of the other Party except that GSK may assign this Agreement to an Affiliate without the prior written consent of Allergan. Any assignment or delegation, or any other transfer or change of control by sale, acquisition, merger, or otherwise, or attempt at the same, (other than to an Affiliate in the case of GSK), made in the absence of such prior written consent will be void and

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

without effect; provided, however, that in the event of the foregoing, such written consent will not be unreasonably withheld.

     13.5 NO THIRD PARTY BENEFICIARIES. This Agreement is neither expressly nor impliedly made for the benefit of any Party other than those executing it.

     13.6 SEVERABILITY. If, for any reason, any part of this Agreement is adjudicated invalid, unenforceable or illegal by a court of competent jurisdiction, such adjudication will not affect or impair, in whole or in part, the validity, enforceability or legality of any remaining portions of this Agreement. All remaining portions will remain in full force and effect as if the original Agreement had been executed without the invalidated, unenforceable or illegal part.

     13.7 NOTICES. Any notice to be given under this Agreement must be in writing and delivered either in person, by any method of mail (postage prepaid) requiring return receipt, or by overnight courier or facsimile confirmed thereafter by any of the foregoing, to the Party to be notified at its address(es) given below, or at any address such Party has previously designated by prior written notice to the other. Notice will be deemed sufficiently given for all purposes upon the earlier of: (a) the date of actual receipt; (b) if mailed, three (3) days after the date of postmark; or (c) if delivered by overnight courier, the next business day the overnight courier regularly makes deliveries.

          If to GSK, notices must be addressed to:

               SmithKline Beecham Corporation d/b/a GlaxoSmithKline
               5 More Drive
               Research Triangle Park, North Carolina 27709
               Attention: Senior Vice President, US Pharmaceuticals RTP
               Facsimile:

          With a copy to:

               Smith Kline Beecham Corporation d/b/a GlaxoSmithKline
               2301 Renaissance Boulevard
               King of Prussia, PA 19406-2772
               Attention: Vice President and Associate General Counsel,
               R&D Legal Operations, Business Development Transactions Team
               Facsimile: 610-787-7084

     If to Allergan, notices must be addressed to:

                    Allergan Sales, LLC.
                    2525 Dupont Drive
                    Irvine, California 92612 U.S.A.
                    Attention: Vice President, Operations
                    Telephone: (714) 246-4767
                    Facsimile: (714) 246-6557

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     with a copy to:

                    Allergan, Inc.
                    2525 Dupont Drive
                    Irvine, Ca 92515 U.S.A.
                    Attention: General Counsel
                    Telephone: (714) 246-4658
                    Facsimile: (714) 246-6987

     In case of notices given pursuant to SECTION 11.5 (INSURANCE), with a copy to:

                    Allergan, Inc.
                    2525 Dupont Drive
                    Irvine, Ca 92613 U.S.A.
                    Attention: Risk Management Department
                    Facsimile: (714) 246-4162

     13.8 COMPLIANCE WITH LAWS. Each Party will at all times comply with all applicable Federal and state laws and regulations relating to its activities under this Agreement.

     13.9 FORCE MAJEURE. Each Party will be excused from liability for the failure or delay in performance of any obligation under this Agreement by reason of any extraordinary, unexpected and/or unavoidable event, such as acts of God, fire, flood, explosion, earthquake, or other natural forces, war, civil unrest, accident, destruction or other casualty, any lack or failure of transportation facilities, any lack or failure of supply of raw materials, any strike or labor disturbance, or any other event similar to those enumerated above. Such excuse from liability will be effective only to the extent and duration of the event(s) causing the failure or delay in performance and provided that the Party has not caused such event(s) to occur. Notice of a Party's failure or delay in performance due to force majeure must be given to the other Party within *** after its occurrence. All delivery dates under this Agreement that have been affected by force majeure will be tolled for the duration of such force majeure. In no event will any Party be required to prevent or settle any labor disturbance or dispute. Notwithstanding the foregoing, but except as set forth in SECTION 7.1.3(A) (FAILURE TO SUPPLY PRODUCT OR SAMPLES), should the event(s) of force majeure suffered by a Party extend beyond a *** period, the other Party may then terminate this Agreement by written notice to the non-performing Party.

     13.10 DISPUTE RESOLUTION. Except with regard to any matters or disputes between the Parties that are to be resolved by the JCC as set forth in this Agreement, if a dispute or controversy regarding any other matter under this Agreement, arises between the Parties which they are unable to resolve (a "DISPUTE"), each of the Parties will (subject to any applicable cure period as set forth in this Agreement), be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the "DISPUTE NOTICE"). For a period of thirty (30) days after the date of the receiving Party's receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the President U.S. Pharmaceuticals for GSK or his/her designee and the President U.S.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

for Allergan or his/her designee. If at the end of such thirty (30) day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to SECTION 13.12 (JURISDICTION AND GOVERNING LAW). The provisions of this SECTION 13.10 will not restrict in any way the Parties' rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

     13.11 LEGAL FEES. If any Party to this Agreement resorts to any legal action in connection with this Agreement, the prevailing Party will be entitled to seek reasonable fees of attorneys and other professionals in addition to all court costs which that Party may incur as a result.

     13.12 JURISDICTION AND GOVERNING LAW. Notwithstanding its place of execution or performance, this Agreement will be governed by and construed in accordance with the laws of the State of New York, irrespective of its laws regarding choice or conflict of laws. The Parties hereby agree that for the purposes of resolving any Disputes hereunder, in accordance with SECTION 13.10, that the Parties hereby submit to the exclusive jurisdiction of the courts of New York.

     13.13 INTERPRETATION.

          13.13.1 The captions and headings of clauses contained in this Agreement preceding the text of the articles, sections, subsections and paragraphs hereof are inserted solely for convenience and ease of reference only and will not constitute any part of this Agreement, or have any effect on its interpretation or construction.

          13.13.2 All references in this Agreement to the singular will include the plural where applicable, and all references to gender will include both genders and the neuter.

          13.13.3 Unless otherwise specified, references in this Agreement to any article will include all sections, subsections, and paragraphs in such article; references in this Agreement to any section will include all subsections and paragraphs in such sections; and references in this Agreement to any subsection will include all paragraphs in such subsection.

          13.13.4 All references to days in this Agreement will mean calendar days, unless otherwise specified.

          13.13.5 The word "including" or any variation thereof means "including without limitation" and the word "including" or any variation thereof will not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it.

          13.13.6 Ambiguities and uncertainties in this Agreement, if any, will not be interpreted against either Party, irrespective of which Party may be deemed to have caused the ambiguity or uncertainty to exist.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     13.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts (which may be delivered via facsimile), each of which will be deemed an original document, and all of which, together with this writing, will be deemed one instrument.

     13.15 FURTHER ASSURANCES. Each Party to this Agreement will, at its own expense, furnish, execute, and deliver all documents and take all actions as may reasonably be required to effect the terms and purposes of this Agreement.

     13.16 NON-SOLICITATION. The Parties hereto recognize that each Party has a substantial interest in preserving and maintaining confidential its Confidential Information hereunder. Each Party hereto recognizes that certain of the other Party's employees may have access to such Confidential Information of the other Party. The Parties hereto therefore agree not to solicit or otherwise induce or attempt to induce for purposes of employment, any PSRs from the other Party during the Term of this Agreement and for a period of one (1) year thereafter. Notwithstanding the foregoing, nothing herein will restrict or preclude either Party's right to make generalized searches for employees by the issue of advertising in the media or by engaging search firms to engage in searches that are not targeted or focused on any PSR of the other Party.

                            [Signatures on next page]

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     IN WITNESS WHEREOF, the Parties hereto have caused this Co-Promotion Agreement to be executed by their duly authorized officers as of the day and year first above written.

SMITHKLINE BEECHAM CORPORATION          ALLERGAN, INC.
D/B/A GLAXOSMITHKLINE


By: /s/ DONALD E. PARMAN                By: /s/ DAVID PYOTT
    ---------------------------------       ------------------------------------
Name: Donald E. Parman                  Name: David Pyott
      -------------------------------         ----------------------------------
Title: Vice President and Secretary     Title: Chairman & CEO
       ------------------------------          ---------------------------------


                                        ALLERGAN SALES LLC


                                        By: /s/ JEFFREY L. EDWARDS
                                            ------------------------------------
                                        Name: Jeffrey L. Edwards
                                              ----------------------------------
                                        Title: Vice President and
                                               Chief Financial Officer
                                               ---------------------------------

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT A

                        NET SALES CALCULATION ADJUSTMENTS

NEUROLOGIST SEGMENT ALLOCATION FACTOR

The Net Sales for the Primary Product and the Additional Neuro Product in the Neurologist Segment will be based on ***.

PCP SEGMENT ALLOCATION FACTOR

The Net Sales for the Primary Product and Additional Neuro Product for identified Primary Care Physicians (PCP's) will be obtained based on ***.

***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                 MARKETING PLAN OUTLINE FOR THE PRIMARY PRODUCT

                     TO THE PRIMARY PRODUCT TARGET AUDIENCE

1)   Executive Summary

2)   Market Analysis as to the Primary Product Target Audience

3)   Product Profile

     -    Product Description

     -    Indications

     -    Clinical Experience and Program

     -    Formulation, Packaging and Administration

4)   SWOT Analysis

5) One (1) - year Sales Forecasts of Net Sales from the Primary Product Target Audience

     - Units, Dollars, Prescriptions, Market Share from the Primary Product Target Audience

6)   Objectives - In each case as to the Primary Product Target Audience

     -    Communication

     -    Sales

     -    Market Share

     -    Managed Care/Formulary - Message development only

7)   Key Issues

8)   Strategies

     -    Product Positioning

     -    Audiences - Primary Product Target Audience

     -    Sales Force

     -    Managed Care/Formulary - Message development only

9)   Tactics - In each case as to the Primary Product Target Audience

     -    Market Research

     -    Product Promotional Guidelines

     -    Personal Selling Materials/Program

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     -    Non-Independent Medical Education

     -    Publication Plan

     -    Physician Targets

     -    Sales Training

     -    Sales Force Incentive Plan

     -    Territory Sales Force Effort

     -    Sampling Plans and Forecasts

     -    Managed Care / Formulary

10)  Budget for Following Year

11)  Timelines

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT C

                               TECHNICAL AGREEMENT

     To be provided by GSK within thirty (30) days of the Effective Date

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT D

                      QUARTERLY PERFORMANCE PAYMENT EXAMPLE

***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.